File No. 2-92487
                                                                        811-4078



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|

                        Pre-Effective Amendment No. __                       |_|


                        Post-Effective Amendment No. 23                      |X|


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |X|


                        Amendment No. 25                                     |X|


--------------------------------------------------------------------------------
                          SELIGMAN FRONTIER FUND, INC.
               (Exact name of registrant as specified in charter)
--------------------------------------------------------------------------------
                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)
--------------------------------------------------------------------------------
                 Registrant's Telephone Number: 212-850-1864 or
                             Toll-Free 800-221-2450
--------------------------------------------------------------------------------
                            THOMAS G. ROSE, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)
--------------------------------------------------------------------------------

            It is proposed that this filing will become effective (check the appropriate box).

|_|  immediately upon filing pursuant       |_|  on (date) pursuant to paragraph
     to paragraph (b) of rule 485                (a)(i) of rule 485

|X|  on January 28, 1998 pursuant           |_|  75 days  after  filing pursuant
     to paragraph (b) of rule 485                to paragraph(a)(ii) of rule 485

| |  60 days after filing pursuant to       |_|  on (date) pursuant to paragraph
     paragraph (a)(i) of rule 485                (a)(ii) of rule 485
If appropriate, check the following box:


|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1) and a Rule 24f-2 Notice was filed by Registrant for its fiscal year ended September 30, 1997 on December 10, 1997.

                                                                File No. 2-92487
                                                                        811-4078


                              CROSS REFERENCE SHEET
                         Post-Effective Amendment No. 23
                             Pursuant to Rule 481(a)
                             ----------------------


Item in Part A of Form N-1A                               Location in Prospectus
---------------------------                               ----------------------
 1.   Cover Page                                          Cover Page

 2.   Synopsis                                            Summary of Fund Expenses

 3.   Condensed Financial Information                     Financial Highlights

 4.   General Description of the Registrant               Cover Page; Organization And Capitalization

 5.   Management of the Fund                              Management Services

5a.   Management's Discussion of Fund                     Management Services
      Performance

 6.   Capital Stock and Other Securities                  Organization and Capitalization

 7.   Purchase of Securities Being Offered                Alternative Distribution System; Purchases of Shares; Administration,
                                                          Shareholder Services and Distribution Plan

 8.   Redemption or Repurchase                            Telephone Transactions; Redemption of Shares; Exchange Privilege;
                                                          Further Information About Transactions In The
                                                          Fund

 9.   Pending Legal Proceedings                           Not Applicable

Item in Part B of Form N-1A                               Location in Statement of Additional Information
---------------------------                               -----------------------------------------------
10.   Cover Page                                          Cover Page

11.   Table of Contents                                   Table of Contents

12.   General Information and History                     Investment Objective, Policies and Risks; General Information;  Appendix

13.   Investment Objectives and Policies                  Investment Objective, Policies And Risks; Investment Limitations

14.   Management of the Fund                              Directors and Officers; Management and Expenses

15.   Control Persons and Principal Holders               Directors and Officers
      of Securities

16.   Investment Advisory and Other Services              Management and Expenses; Distribution Services

17.   Brokerage Allocations                               Administration, Shareholder Services and Distribution Plan;
                                                          Portfolio Transactions

18.   Capital Stock and Other Securities                  General Information

19.   Purchase, Redemption and Pricing                    Purchase and Redemption of Fund shares; Valuation
      of Securities being Offered


20.   Tax Status                                          Federal Income Taxes (Prospectus)


21.   Underwriters                                        Distribution Services

22.   Calculation of Performance Data                     Performance

23.   Financial Statements                                Financial Statements

--------------------------------------------------------------------------------
                                   PROSPECTUS

                                    SELIGMAN
                                    FRONTIER
                                   FUND, INC.

                                February 1, 1998

[LOGO]
--------------------------------------------------------------------------------
                           A CAPITAL APPRECIATION FUND
                                IN ITS 14TH YEAR

                          SELIGMAN FRONTIER FUND, INC.

                     100 Park Avenue o New York, N.Y. 10017
                     New York City Telephone: (212) 850-1864
       Toll-Free Telephone: (800) 221-2450--all continental United States
      For Retirement Plan Information--Toll-Free Telephone: (800) 445-1777

                                                                February 1, 1998

     Seligman Frontier Fund, Inc. (the "Fund") is an open-end, diversified management investment company that invests to produce growth in capital value. Income may be considered but will only be incidental to the Fund's investment objective of growth in capital value. For a description of the Fund's investment objective and policies, including the risk factors associated with an investment in the Fund, see "Investment Objective, Policies and Risks." There can be no assurance that the Fund's investment objective will be achieved.

     Investment advisory and management services are provided to the Fund by J. & W. Seligman & Co. Incorporated (the "Manager") and, to the extent requested by the Manager in respect of foreign assets, Seligman Henderson Co. (the "Subadviser"). The Fund's distributor is Seligman Financial Services, Inc., an affiliate of the Manager.

     The Fund offers three classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25% of the average daily net asset value of the Class A shares. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales load but are subject to a CDSL of 5% on redemptions in the first year after purchase of such shares, declining to 1% in the sixth year and 0% thereafter, an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the
Class B shares. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales load but are subject to a CDSL of 1% imposed on redemptions within one year of purchase, an annual distribution fee of up to .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. Any CDSL payable upon redemption of shares will be assessed on the lesser of the current net asset value or the original purchase price of the shares redeemed. No CDSL will be imposed on shares acquired through the reinvestment of dividends or distributions received from any class of shares. See "Alternative Distribution System." Shares of the Fund may be purchased through any authorized investment dealer.

     This Prospectus sets forth concisely the information a prospective investor should know about the Fund before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Fund, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request without charge by calling or writing the Fund at the telephone numbers or address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
    BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
      INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.
                                   ----------
                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
Summary of Fund Expenses .............................................     2
Financial Highlights .................................................     3
Alternative Distribution System.......................................     5
Investment Objective, Policies and Risks..............................     7
Management Services...................................................     9
Purchase of Shares ...................................................    11
Telephone Transactions................................................    16
Redemption of Shares..................................................    17


Administration, Shareholder Services and
  Distribution Plan...................................................    19
Exchange Privilege....................................................    20
Further Information about Transactions in the Fund....................    22
Dividends and Gain Distributions .....................................    22
Federal Income Taxes..................................................    23
Shareholder Information ..............................................    24
Advertising the Fund's Performance ...................................    26
Organization and Capitalization ......................................    27

                            SUMMARY OF FUND EXPENSES

                                                                   CLASS A                 CLASS B                CLASS D
                                                              -----------------       -----------------      -----------------
                                                               (INITIAL SALES          (DEFERRED SALES        (DEFERRED SALES
                                                              LOAD ALTERNATIVE)       LOAD ALTERNATIVE)      LOAD ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed on Purchases
       (as a percentage of offering price) ............             4.75%                   None                   None
     Sales Load on Reinvested Dividends ...............             None                    None                   None
     Deferred Sales Load (as a percentage of original
       purchase price or redemption proceeds,
       whichever is lower) ............................             None;              5% in 1st year         1% in 1st year
                                                                  except 1%            4% in 2nd year         None thereafter
                                                             in first 18 months         3% in 3rd and
                                                              if initial sales            4th years
                                                               load was waived         2% in 5th year
                                                             in full due to size       1% in 6th year
                                                                 of purchase           None thereafter
        Redemption Fees ...............................             None                    None                   None
        Exchange Fees .................................             None                    None                   None


                                                                   CLASS A                 CLASS B                CLASS D
                                                                   -------                 -------                -------
ANNUAL FUND OPERATING EXPENSES FOR FISCAL 1997
(as a percentage of average net assets)
     Management Fees...................................               .94%                   .94%                   .94%
     12b-1 Fees .......................................               .22%                  1.00%*                 1.00%*
     Other Expenses ...................................               .36%                   .36%                   .36%
     Total Fund Operating Expenses ....................              1.52%                  2.30%                  2.30%

     The purpose of this table is to assist investors in understanding the various costs and expenses which shareholders of the Fund may bear directly or indirectly. The sales load on Class A shares is a one-time charge paid at the time of purchase of shares. Reductions in initial sales loads are available in certain circumstances. Class A shares are not subject to an initial sales load for purchases of $1,000,000 or more; however, such shares are subject to a CDSL, a one-time charge, only if the shares are redeemed within eighteen months of purchase. The CDSLs on Class B and Class D shares are one-time charges paid only if shares are redeemed within six years or one year of purchase, respectively. For more information concerning reductions in sales loads and for a more complete description of the various costs and expenses, see "Purchase of Shares," "Redemption of Shares" and "Management Services" herein. The Fund's Administration, Shareholder Services and Distribution Plan, to which the caption "12b-1 Fees" relates, is discussed under "Administration, Shareholder Services and Distribution Plan" herein.

EXAMPLE                                                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                         ------    -------    -------    --------
An investor would pay the following  expenses on a $1,000
investment, assuming (1) 5% annual return and (2) redemption
at the end of each time period..............................Class A        $62       $ 93      $126        $220
                                                            Class B+        73        102       143         244
                                                            Class D         33         72       123         264


An investor would pay the following  expenses on the same
investment, assuming no redemption ........................ Class B+       $23        $72      $123        $220
                                                            Class D         23         72       123         264

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% ANNUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


----------
* Includes an annual distribution fee of .75% and an annual service fee of .25%. Pursuant to the Rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class B and Class D shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of the Fund may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.


 + The expenses shown for the ten-year period reflect the conversion of Class B shares to Class A shares after 8 years.

                              FINANCIAL HIGHLIGHTS


     The Fund's financial highlights for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the financial and accounting records of the Fund, should be read in conjunction with the financial statements and notes contained in the Fund's 1997 Annual Report, which is incorporated by reference in the Fund's Statement of Additional Information, copies of which may be obtained by calling or writing the Fund at the telephone numbers or address provided on the cover page of this Prospectus.

     "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amount.

     "Total return based on net asset value" measures each Class's performance assuming investors purchased shares of the Fund at the net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value and then sold their shares at net asset value per share on the last day of the period. The total return computations do not reflect any sales loads investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

     "Average commission rate paid" represents the average commissions paid by the Fund to purchase or sell securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.


                                                                                 CLASS A
                                        ------------------------------------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                        ------------------------------------------------------------------------------------------
                                        1997      1996      1995     1994     1993     1992     1991       1990     1989      1988
PER SHARE OPERATING                     ----      ----      ----     ----     ----     ----     ----       ----     ----      ----
PERFORMANCE:
Net asset value, beginning of year .   $15.38    $14.04    $11.62   $12.83   $10.22   $10.71    $7.01      $8.99    $6.90     $9.35
                                       ------    ------    ------   ------   ------   ------   ------      -----    -----     -----
Net investment loss ................     (.16)     (.13)     (.06)    (.08)    (.03)    (.07)    (.03)        --       --      (.02)
Net realized and unrealized
  investment gain (loss) ...........     3.20      1.95      3.87     1.10     4.54      .58     3.76      (1.98)    2.09     (1.44)
                                       ------    ------    ------   ------   ------   ------   ------      -----    -----     -----
Increase (decrease) from
  investment operations ............     3.04      1.82      3.81     1.02     4.51      .51     3.73      (1.98)    2.09     (1.46)
Dividends paid .....................       --        --        --       --       --       --     (.01)*       --       --        --
Distributions from net gain realized     (.87)     (.48)    (1.39)   (2.23)   (1.90)   (1.00)    (.02)        --       --      (.99)
                                       ------    ------    ------   ------   ------   ------   ------      -----    -----     -----
Net increase (decrease)
  in net asset value ...............     2.17      1.34      2.42    (1.21)    2.61     (.49)    3.70      (1.98)    2.09     (2.45)
                                       ------    ------    ------   ------   ------   ------   ------      -----    -----     -----
Net asset value, end of year .......   $17.55    $15.38    $14.04   $11.62   $12.83   $10.22   $10.71      $7.01    $8.99     $6.90
                                       ======    ======    ======   ======   ======   ======   ======      =====    =====     =====
TOTAL RETURN BASED ON
NET ASSET VALUE: ...................    21.19%    13.40%    36.80%    9.79%   50.67%    4.91%   53.34%   (22.02)%   30.29%  (12.25)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets......     1.52%     1.56%     1.43%    1.34%    1.25%    1.37%    1.28%      1.26%    1.32%     1.19%
Net investment income (loss)
  to average net assets.............   (1.10)%    (.91)%    (.50)%   (.87)%   (.27)%   (.71)%   (.35)%        --      .02%    (.20)%
Portfolio turnover..................    97.37%    59.36%    71.52%  124.76%  129.13%  129.46%   38.56%     38.55%   50.60%    80.03%
Average commission rate paid........    $.0540    $.0538
Net assets, end of year
  (000s omitted)....................  $568,261  $523,737  $272,122  $58,478  $43,188  $27,178  $23,449    $17,127  $22,966   $19,205

----------------
     All per share data for fiscal years 1988 through 1992 have been restated to reflect the 2-for-1 stock split effected as a 100% stock dividend which occurred on April 16,1992. For fiscal years 1994 through 1997, the above per share amounts of net investment loss and net realized and unrealized investment gain
(loss) have been calculated based upon average shares outstanding for the periods.

   * Excess of taxable dividend over net investment income was charged against paid-in capital.


     The data provided above reflects historical information and therefore has not been adjusted to reflect(i), for the periods prior to its implementation, the effect of the Administration, Shareholder Services and Distribution Plan approved by shareholders on May 1, 1992 and effective June 1, 1992 and (ii) through September 30, 1996 the effect of the increase in the management fee rate payable by the Fund, approved by shareholders on December 12, 1995 and effective January 1, 1996.

                                                 CLASS B                              CLASS D
                                            ------------------     ------------------------------------------------
                                             YEAR     4/22/96*           YEAR ENDED SEPTEMBER 30,           5/3/93*
                                             ENDED      TO         ------------------------------------       TO
                                            9/30/97   9/30/96      1997       1996       1995      1994     9/30/93
                                            -------   -------      ----       ----       ----      ----     -------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period ...    $14.78    $14.55      $14.77     $13.61     $11.40    $12.80    $10.12
                                            ------    ------      ------     ------     ------    ------    ------
Net investment loss ....................      (.27)     (.11)       (.27)      (.24)      (.15)     (.23)     (.04)
Net realized and unrealized
  investment gain ......................      3.04       .34        3.06       1.88       3.75      1.06      2.72
                                            ------    ------      ------     ------     ------    ------    ------
Increase from investment operations           2.77       .23        2.79       1.64       3.60       .83      2.68
Dividends paid .........................         --       --          --         --         --        --        --
Distributions from net gain realized ...      (.87)       --        (.87)      (.48)     (1.39)    (2.23)       --
                                            ------    ------      ------     ------     ------    ------    ------
Net increase (decrease)
  in net asset value ...................      1.90       .23        1.92       1.16       2.21     (1.40)     2.68
                                            ------    ------      ------     ------     ------    ------    ------
Net asset value, end of period .........    $16.68    $14.78      $16.69     $14.77     $13.61    $11.40    $12.80
                                            ======    ======      ======     ======     ======    ======    ======
TOTAL RETURN BASED ON
NET ASSET VALUE: .......................     20.17%     1.58%      20.32%     12.47%     35.53%     8.06%    26.48%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .........      2.30%     2.45%0      2.30%      2.35%      2.29%     2.72%     2.24%0
Net investment income (loss)
  to average net assets ................    (1.88)%   (1.80)%0    (1.88)%    (1.70)%    (1.35)%   (2.25)%   (1.94)%0
Portfolio turnover .....................     97.37%    59.36%+     97.37%     59.36%     71.52%   124.76%   129.13%++
Average commission rate paid ...........     $.0540    $.0538+     $.0540     $.0538
Net assets, end of period
  (000s omitted) .......................    $69,869   $24,016    $390,904   $337,327   $145,443    $9,318      $967

----------
 * Commencement of offering of shares + For the year ended September 30, 1996. ++ For the year ended September 30, 1993.
 0 Annualized.

     The data provided above reflects historical information and therefore has not been adjusted to reflect, through September 30, 1996, the effect of the increase in the management fee rate payable by the Fund, approved by shareholders on December 12, 1995 and effective January 1, 1996.

ALTERNATIVE DISTRIBUTION SYSTEM

     The Fund offers three classes of shares. Class A shares are sold to investors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing fees. Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years. Class D shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alternative Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales load and be subject to lower ongoing fees, as discussed below, or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to higher ongoing fees and either a CDSL for a six-year period with automatic conversion to Class A shares after eight years or a CDSL for a one-year period with no automatic conversion to Class A shares.

     Investors who expect to maintain their investment for an extended period of time might choose to purchase Class A shares because over time the accumulated continuing distribution fees of Class B and Class D shares may exceed the initial sales load and lower distribution fee of Class A shares. This consideration must be weighed against the fact that the amount invested in the Fund will be reduced by the initial sales load on Class A shares deducted at the time of purchase. Furthermore, the higher distribution fees on Class B and Class D will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A shares.

     Investors who qualify for reduced initial sales loads, as described under "Purchase of Shares" below, might also choose to purchase Class A shares because the sales load deducted at the time of purchase would be less or waived in full. However, investors should consider the effect of the 1% CDSL imposed on shares on which the initial sales load was waived in full because the amount of Class A shares purchased reached $1,000,000 or more. In addition, Class B shares will be converted automatically to Class A shares after a period of approximately eight years, and thereafter investors will be subject to lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

     Alternatively, some investors might choose to have all of their funds invested initially in Class B or Class D shares although remaining subject to a higher continuing distribution fee and for a six-year or one-year period, a CDSL as described below. For example, an investor who does not qualify for reduced sales loads would have to hold Class A shares for more than 6.33 years for the Class B or Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class D shares' 1% distribution fee, other expenses charged to each class, fluctuations in net asset value or the effect of the return on the investment over this period of time.

     Investors should bear in mind that total asset based sales charges (i.e., the higher continuing distribution fee plus the CDSL) on Class B shares that are redeemed may exceed the total asset based sales charges that would be payable on the same amount of Class A or Class D shares, particularly if the Class B shares are redeemed shortly after purchase or if the investor qualifies for a reduced sales load on the Class A shares.

     Investors should understand that the purpose and function of the initial sales load (and deferred sales load, when applicable) with respect to Class A shares is the same as those of the deferred sales loads and higher distribution fees with respect to Class B and Class D shares in that the sales loads and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund.

     Class B and Class D shares are subject to the same ongoing distribution fees but Class D shares are subject to a CDSL for a shorter period of time (one year as opposed to six years) than Class B shares. However, unlike Class D shares, Class B shares automatically convert to Class A shares, which are subject to lower ongoing distribution fees.

     The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or Maryland law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution and other expenses to be paid by each class. Class B and Class D shares bear higher distribution fees, which will cause the Class B and Class D shares to pay lower dividends than the Class A shares. The three classes also have separate exchange privileges.

     The Directors of the Fund believe that no conflict of interest currently exists between the Class A, Class B and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the 1940 Act and Maryland law, will seek to ensure that no such conflict arises. For this purpose, the Directors will monitor the Fund for the existence of any material conflict among the classes and will take such action as is reasonably necessary to eliminate any such conflicts that may develop.

     DIFFERENCES BETWEEN CLASSES. The primary differences between Class A, Class B and Class D shares are their sales load structures and ongoing expenses as set forth below. The primary differences between Class B and Class D shares are that Class D shares are subject to a shorter CDSL period and a lower CDSL rate but Class B shares automatically convert to Class A shares after eight years, resulting in a reduction in ongoing fees. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSL period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion to Class A shares. Other investors, however, may elect to purchase Class D shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in the Fund or another mutual fund in the Seligman Group for which the exchange privilege is available. Although Class D shareholders are subject to a shorter CDSL period at a lower rate, they forego the Class B automatic conversion feature, making their investment subject to higher distribution fees for an indefinite period of time. Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objectives.

                                    ANNUAL 12B-1 FEES
                                    (AS A % OF AVERAGE
            SALES LOAD              DAILY NET ASSETS)        OTHER INFORMATION
            ----------              ------------------       -----------------

CLASS A     Maximum initial         Service fee of          Initial sales load
            sales load of 4.75%     .25%.                   waived or reduced
            of the public                                   for certain
            offering price.                                 purchases. CDSL
                                                            of 1% on
                                                            redemptions within
                                                            18 months of
                                                            purchase on
                                                            shares on which
                                                            initial sales load
                                                            was waived in full
                                                            due to the size of
                                                            the purchase.

CLASS B     None                    Service fee of          CDSL of:
                                    25%;                    5% in 1st year
                                    Distribution fee        4% in 2nd year
                                    of .75% until           3% in 3rd and
                                    conversion*             4th years
                                                            2% in 5th year
                                                            1% in 6th year
                                                            0% after 6th year.

CLASS D     None                    Service fee of          CDSL of 1% on
                                    25%; Distribution       redemptions within
                                    fee of up to .75%.      one year of
                                                            purchase.

* Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The Fund is an open-end, diversified management investment company, as defined in the 1940 Act, or mutual fund, incorporated in Maryland in 1984. The Fund seeks to produce growth in capital value; income may be considered but will be only incidental to the Fund's investment objective.

     The Fund seeks to achieve its objective by investing in a portfolio consisting of securities of companies selected for their growth prospects. The Fund invests primarily in common stocks. It may also invest in securities that may be exchanged for or converted into common stock, preferred stock and common stock purchase warrants believed by the Manager to provide capital growth opportunities. There can be no assurance that the Fund will achieve its objective.

     Under normal conditions, the Fund will invest at least 65% of the value of its total assets in equity securities of companies with market capitalizations, at the time of purchase by the Fund, of up to $1.25 billion. Stocks of companies believed by the Manager to have special characteristics (such as a high growth rate of unit sales, an important opportunity in a developing industry, or a distinct competitive advantage) are favored. Securities of these companies may be subject to above average market price fluctuation and business risk; however, the Manager will seek to temper such risks by diversification of investments and by avoiding concentration of investments in any one industry.

     Investments other than in securities of the companies discussed above will be substantially in securities issued or guaranteed by the United States
Government (such as Treasury bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by Standard & Poor's Corporation ("Standard & Poor's") or Aa3, or better, by Moody's Investors Service, Inc. ("Moody's")); prime commercial paper (rated A-1+/A-1 by Standard & Poor's or P-1 by Moody's); and certificates of deposit of the 100 largest (based on assets) banks that are subject to regulatory supervision by the U.S. Government or state governments and the 100 largest (based on assets) foreign banks with branches or agencies in the United States.

     ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Manager, acting pursuant to procedures approved by the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

     FOREIGN   SECURITIES.   The  Fund  may  invest  in  commercial   paper  and
certificates of deposit issued by foreign banks and may invest directly and through American Depositary Receipts ("ADRs") in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the

United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers. ADRs, which are traded in dollars on U.S. exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through ADRs or to commercial paper and certificates of deposit issued by foreign banks.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a money market instrument subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements are typically entered into for periods of one week or less. The Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be invested in such agreements and other illiquid securities.

     LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to broker/dealers or other institutions, if, in the opinion of the Manager, such loans would be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividend or interest paid on the securities. The Fund may invest the cash collateral and earn additional income or receive an agreed upon amount of interest income from the borrower.

     BORROWING. The Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 15% of the value of its total assets. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

     OPTIONS TRANSACTIONS. The Fund may purchase put options on portfolio securities in an attempt to provide a hedge against a decrease in the price of a security held by the Fund. The Fund will not purchase options for speculative purposes. Purchasing a put option gives the Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

     When the Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. See "Investment Objective, Policies and Risks" in the Statement of Additional Information.

     GENERAL. Except as noted above, the foregoing investment policies are not fundamental and the Board of Directors of the Fund may change them without the vote of a majority of the Fund's outstanding voting securities. As a matter of policy, the Board would not change the Fund's investment objective of seeking to produce growth in capital value without such a vote. A more detailed description of the Fund's investment policies, including a list of those restrictions on the Fund's investment activities which cannot be changed without such a vote, appears in the Statement of Additional Information. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT SERVICES

     THE MANAGER. The Board of Directors provides broad supervision over the affairs of the Fund. Pursuant to a Management Agreement approved by the Board and the shareholders of the Fund, the Manager manages the investments of the Fund and administers the business and other affairs of the Fund. The address of the Manager is 100 Park Avenue, New York, NY 10017.

     The Manager also serves as manager of seventeen other investment companies which, together with the Fund, make up the "Seligman Group." These other companies are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation. The aggregate assets of the Seligman Group were approximately $18.0 billion at December 31, 1997. The Manager also provides investment management or advice to institutional and other accounts having an aggregate value at December 31, 1997 of approximately $6.3 billion.

     Mr. William C. Morris is Chairman of the Manager and Chairman of the Board and Chief Executive Officer of the Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.

     The Manager provides senior management for Seligman Data Corp., a wholly-owned subsidiary of certain investment companies in the Seligman Group, which performs, at cost, certain recordkeeping functions for the Fund, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.

     The Fund pays the Manager a management fee, calculated daily and payable monthly. The management fee, which became effective on January 1, 1996, is equal to an annual rate of .95% of the Fund's average daily net assets on the first $750 million of net assets and .85% of the Fund's average daily net assets in excess of $750 million. Although the management fee is higher than that paid by most mutual funds, the Manager believes that such fee is comparable to the management fee paid by a significant percentage of mutual funds with investment objectives similar to that of the Fund. Prior to effectiveness of the new management fee schedule, the management fee was .75% of the average daily net assets of the Fund. The Fund pays all of its expenses other than those assumed by the Manager. Total expenses of the Fund's Class A, Class B and Class D shares for the year ended September 30, 1997 amounted to 1.52%, 2.30% and 2.30%, respectively, of the average daily net assets of such class.


     THE SUBADVISER. The Subadviser provides investment management services to the Fund with respect to all or a portion of the Fund's foreign investments, as designated by the Manager (the "Qualifying Assets"). The Fund has a non-fundamental policy under which it may invest up to 10% of its total assets in foreign securities that are held directly. The 10% limit does not apply to foreign securities held through ADRs or to commercial paper and certificates of deposit issued by foreign banks. The Subadviser serves the Fund pursuant to a Subadvisory Agreement with the Manager (the "Subadvisory Agreement"), dated June 1, 1994 , as amended, January 1, 1996. Pursuant to the Subadvisory Agreement, the Subadviser, with respect to the Qualifying Assets, provides investment management services including investment research, advice and supervision, determines which securities will be purchased or sold, makes purchases and sales on behalf of the Fund and determines how voting and other rights with respect to securities held by the Fund shall be exercised, subject in each case to the control of the Board of Directors and in accordance with the Fund's investment objective, policies and principles. For this service, the Subadviser receives a fee from the Manager, payable monthly. The subadvisory fee rate, which is applied to the average monthly net Qualifying Assets of the Fund (i.e., the Qualifying Assets less any related liabilities as designated by the Manager), is the same as the overall rate paid to the Manager by the Fund. For the fiscal year ended September 30, 1997, the Fund did not require the services of the Subadviser and therefore, no fees were paid by the Manager to the Subadviser.

     The Subadviser was founded in 1991 as a joint venture between the Manager and Henderson International, Inc., a controlled affiliate of Henderson plc. The Subadviser, headquartered in New York, was created to provide international and global investment advice to institutional and individual investors and investment companies. The Subadviser also currently serves as subadviser to Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman Income Fund, Inc., certain portfolios of Seligman Portfolios, Inc., each series of Seligman Value Fund Series, Inc. and Tri-Continental Corporation. The address of the Subadviser is 100 Park Avenue, New York, NY 10017.


     PORTFOLIO MANAGEMENT. Mr. Arsen Mrakovcic, a Managing Director of the Manager, is Vice President and Portfolio Manager of the Fund, a position he has held since October 1, 1995. Mr. Mrakovcic joined the Manager in June 1992 as a Portfolio Assistant, was named Vice President, Investment Officer on January 1, 1995 and Managing Director on January 1, 1996. Mr. Mrakovcic also serves as Vice President of Seligman Henderson Global Fund Series, Inc. and Co-Portfolio Manager of its Seligman Henderson Global Smaller Companies Fund and Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Henderson Global Smaller Companies Portfolio.

     Mr. Iain C. Clark is responsible for the Subadviser's day-to-day investment activity with respect to the Qualifying Assets of the Fund. Mr. Clark has been a Chief Investment Officer of Seligman Henderson Co. since April 1992. He has also been a Director and Senior Portfolio Manager of Henderson plc.

     The Manager's discussion of the Fund's performance as well as a line graph illustrating comparative performance information between the Fund, the Lipper Small Cap Growth Fund Index, the Russell 2000 Growth Index and the Russell 2000 Index is included in the Fund's 1997 Annual Report to Shareholders. Copies of the 1997 Annual Report may be obtained, without charge, by calling or writing the Fund at the telephone numbers or address listed on the cover page of this Prospectus.


     PORTFOLIO TRANSACTIONS. The Management Agreement and Subadvisory Agreement each recognize that in the purchase and sale of portfolio securities for the Fund, the Manager and the Subadviser will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager or the Subadviser. The use of brokers who provide supplemental investment and market research and securities and economic analysis may result in a higher brokerage charge to the Fund than the use of brokers selected on the basis of seeking the most favorable price and execution and such research and analysis received may be useful to the Manager and the Subadviser in connection with their services to other clients as well as to the Fund. In over-the-counter markets, orders are placed with responsible primary market makers unless a more favorable execution or price is believed to be obtainable.

     Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors of the Fund may determine, the Manager may consider sales of shares of the Fund and, if permitted by applicable laws, may consider sales of shares of the other Seligman Mutual Funds as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

     PORTFOLIO TURNOVER. A change in securities held by the Fund is known as "portfolio turnover." Portfolio turnover may result in the payment by the Fund of dealer spreads or underwriting commissions and other transactions costs from the sale of securities held by the Fund and the reinvestment of the proceeds in other securities. While it is the policy of the Fund to hold securities for investment, changes in the securities held by the Fund will be made from time to time when the Manager believes such changes will strengthen the Fund's portfolio. The portfolio turnover of the Fund may exceed 100%.

PURCHASE OF SHARES

     Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Fund's shares. Its address is 100 Park Avenue, New York, NY 10017.

     The Fund issues three classes of shares: Class A shares are sold to investors choosing the initial sales load alternative; Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years; and Class D shares are sold to investors choosing no initial sales load, a higher distribution fee and a CDSL on redemptions within one year of purchase. See "Alternative Distribution System" above.

     Shares of the Fund may be purchased through any authorized investment dealer. All orders will be executed at the net asset value per share next computed after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the reduced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A Shares--Initial Sales Load" below.

     THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE FUND IS $1,000; SUBSEQUENT INVESTMENTS MUST BE IN THE MINIMUM AMOUNT OF $100 (EXCEPT FOR INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS). THE FUND RESERVES THE RIGHT TO RETURN INVESTMENTS THAT DO NOT SATISFY THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR FUND ACCOUNTS BEING ESTABLISHED CONCURRENTLY WITH THE INVEST-A-CHECK(R) SERVICE. THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SELIGMAN TIME HORIZON MATRIXSM ASSET ALLOCATION PROGRAM IS $10,000. FOR INFORMATION ABOUT THIS PROGRAM, CONTACT YOUR FINANCIAL ADVISOR.

     The minimum amount for initial investment in the Fund is $500 for investors who purchase shares of the Fund through Merrill Lynch's MFA and MFA Select programs.

     There is no minimum investment required for investors who purchase shares of the Fund through wrap fee programs.


     Purchase orders placed for Class B shares must be for an amount [LESS THAN] $250,000.


     Orders received by an authorized dealer by the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) and accepted by SFSI before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Fund's net asset value determined as of the close of regular trading on the NYSE on that day plus, in the case of Class A shares, any applicable sales load. Orders received by dealers after the close of regular trading the NYSE, or accepted by SFSI after the close of business, will be executed at the Fund's net asset value as next determined plus, in the case of Class A shares, any applicable sales load. The authorized dealer through which a shareholder purchases shares is responsible for forwarding the order to SFSI promptly.

     Payment for dealer purchases may be made by check or by wire. To wire payment, dealer orders must first be placed through SFSl's order desk and assigned a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A., ABA #043000261, A/C Seligman Frontier Fund, Inc. (A, B or D), A/C #107-1011. WIRE TRANSFERS MUST INCLUDE THE PURCHASE CONFIRMATION NUMBER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than dealers who wish to wire payment should contact Seligman Data Corp. for specific wire instructions. Although the Fund makes no charge for this service, the transmitting bank may impose a wire service fee.

     Current shareholders may buy additional shares of the Fund at any time through any authorized dealer or by sending a check payable to "Seligman Group of Funds" in our postage-paid return envelope or directly to SELIGMAN DATA CORP., P.O. BOX 3947, NEW YORK, NY 10008-3947. Checks for investment must be in U.S. dollars drawn on a domestic bank. Credit card convenience checks and third party checks (i.e., checks made payable to someone other than the "Seligman Group of Funds") may not be used to open a new fund account or purchase additional shares of the Fund. The check should be accompanied by an investment slip (provided on the bottom of shareholder account statements) and include the shareholder's name, address, account number, fund name and class of shares (A, B or D). IF A SHAREHOLDER DOES NOT PROVIDE THE REQUIRED INFORMATION, SELIGMAN DATA CORP. WILL SEEK FURTHER CLARIFICATION AND MAY BE FORCED TO RETURN THE CHECK TO THE SHAREHOLDER. IF ONLY THE CLASS DESIGNATION IS MISSING, THE INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES. Orders sent directly to Seligman Data Corp. will be executed at the net asset value next determined after the order is accepted plus, in the case of Class A shares, any applicable sales load.

     Seligman Data Corp. may charge a $10.00 service fee for checks returned to it as uncollectable. This fee may be deducted from the shareholder's account. For the protection of the Fund and its shareholders, no redemption of shares will be permitted with respect to shares purchased by check (unless certified) until the Fund receives notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account.


     VALUATION. The net asset value of the Fund's shares is determined as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) each day, Monday through Friday, except on days that the NYSE is closed. The net asset value is calculated separately for each class. Securities are valued at current market prices or, in the absence thereof, at fair value as determined in accordance with procedures approved by the Fund's Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less and securities purchased with maturities in excess of 60 days which currently have maturities of 60 days or less are valued by amortizing their fair market value on the 61st day prior to maturity.


     Although the legal rights of Class A, Class B and Class D shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fee charged to Class B and Class D shares. In addition, net asset value per share of the three classes will be affected to the extent any other class expenses differ among classes.

     CLASS A SHARES--INITIAL SALES LOAD. Class A shares are subject to an initial sales load which varies with the size of the purchase as shown in the following schedule, and an annual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plan" below.

--------------------------------------------------------------------------------
                      CLASS A SHARES -- SALES LOAD SCHEDULE

                                  SALES LOAD AS A
                                   PERCENTAGE OF           REGULAR
                             ------------------------      DEALER
                                           NET AMOUNT      DISCOUNT
                                           INVESTED       AS A % OF
                             OFFERING     (NET ASSET      OFFERING
 AMOUNT OF PURCHASE           PRICE         VALUE)          PRICE
--------------------         --------     -----------     ---------
 Less than $ 50,000           4.75%          4.99%          4.25%
$   50,000-   99,999          4.00           4.17           3.50
   100,000-  249,999          3.50           3.63           3.00
   250,000-  499,999          2.50           2.56           2.25
   500,000-  999,999          2.00           2.04           1.75
 1,000,000- or more*             0              0              0

* Shares acquired at net asset value pursuant to the above schedule will be subject to a CDSL of 1% if redeemed within 18 months of purchase. See "Purchase of Shares--Contingent Deferred Sales Load."

--------------------------------------------------------------------------------

     There is no initial sales load on purchases of Class A shares of $1,000,000 or more ("NAV sales"); however, such shares are subject to a CDSL of 1% if redeemed within eighteen months of purchase.

     SFSI shall pay broker/dealers, from its own resources, a fee on NAV sales, calculated as follows: 1.00% of NAV sales up to but not including $2 million;
 .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person" as defined below.


     SFSI shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman Mutual Funds participating in an "eligible employee benefit plan" (as defined below under "Special Programs") that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales load was not paid because either the participating eligible employee benefit plan has at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman Mutual Fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and
 .25% of sales from $5 million and above.


     REDUCED SALES LOADS. Reductions in sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

     Shares purchased without an initial sales load in accordance with the sales load schedule or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions within eighteen months of purchase.

     o VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the Seligman Mutual Funds that are sold with an initial sales load reaches levels indicated in the sales load schedule.


     o THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in shares of any Seligman Mutual Fund sold with an initial sales load with the total net asset value of shares sold with an initial sales load, including shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load, to determine reduced sales loads in accordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of an investor must indicate whether the investor has existing accounts when making investments or opening new accounts.


     o A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales loads, based upon the total amount of shares the investor expresses an interest in purchasing plus the total net asset value of shares of the other Seligman Mutual Funds already owned by such investor that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired by an investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load. An investor or a dealer purchasing Class A shares on behalf of an investor must indicate whether the investor has existing accounts when making investments or opening new accounts. For more information concerning terms of Letters of Intent, see "Terms and Conditions."

     SPECIAL PROGRAMS. The Fund may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.

     Class A shares also may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the Manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

     Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Employee benefit plans eligible for net asset value sales, as described above, will be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Sales pursuant to a 401(k) alliance program which has an agreement with SFSI are available at net asset value and are not subject to a CDSL.

     CLASS B SHARES. Class B shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

YEARS SINCE PURCHASE                                                       CDSL
-----------------                                                         -----
less than 1 year ......................................................      5%
1 year or more but less than 2 years...................................      4%
2 years or more but less than 3 years..................................      3%
3 years or more but less than 4 years..................................      3%
4 years or more but less than 5 years..................................      2%
5 years or more but less than 6 years..................................      1%
6 years or more........................................................      0%

     Class B shares are also subject to an annual distribution fee of 75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. SFSI will make a 4% payment to dealers in respect of purchases of Class B shares. Approximately eight years after purchase, Class B shares will convert automatically into Class A shares, which are subject to an annual service fee of .25% but no distribution fee. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the fund from which the exchange has been made.

     CLASS D SHARES. Class D shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75% and an annual service fee of up to .25%, of the average daily net asset value of the Class D shares. SFSI will make a 1% payment to dealers in respect of purchases of Class D shares. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

     CONTINGENT DEFERRED SALES LOAD. A CDSL will be imposed on redemptions of Class B or Class D shares which were purchased during the preceding six years (for Class B shares) or twelve months (for Class D shares). The amount of any CDSL will initially be used by SFSI to defray the expense of the payment of 4% (in the case of Class B shares) or 1% (in the case of Class D shares) made by it to Service Organizations (as defined under "Administration, Shareholder Services And Distribution Plan") at the time of sale. Pursuant to an agreement with FEP Capital, L.P. ("FEP") to fund payments in respect of Class B shares, SFSI has agreed to sell any Class B CDSL to FEP.

     A CDSL of 1% will also be imposed on any redemption of Class A shares purchased during the preceding eighteen months if such shares were acquired at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load." Employee benefit plans eligible for net asset value sales as described above under "Special Programs" may be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination.


     The 1% CDSL normally imposed on redemptions of certain Class A shares (i.e., those purchased during the preceding eighteen months at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Shares Load") will be waived on shares that were purchased through Dean Witter Reynolds, Inc. ("Dean Witter") by certain Chilean institutional investors (i.e. pension plans, insurance companies and mutual funds). Upon redemption of such shares within an eighteen-month period, Dean Witter will reimburse SFSI a pro rata portion of the fee it received from SFSI at the time of sale of such shares.


     To minimize the application of a CDSL to a redemption, shares acquired pursuant to the investment of dividends and capital gain distributions (which are not subject to a CDSL) will be redeemed first; followed by shares held for a period of time longer than the applicable CDSL period. Shares held for the longest period of time within the applicable CDSL period will then be redeemed. Additionally, for those shares determined to be subject to a CDSL, the CDSL will be assessed on the current net asset value or original purchase price, whichever is less. No CDSL will be imposed on shares acquired through the investment of dividends of distributions from any Class A, Class B or Class D shares of mutual funds in the Seligman Group.

     For example, assume an investor purchased 100 Class D shares in January at a price of $10.00 per share. During the first year, 5 additional Class D shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 Class D shares are purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 Class D shares with a total value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:

Total shares to be redeemed
    (122.449 @ $12.25) as follows:..........................     $1,500.00
                                                                 =========
Dividend/Distribution shares
    (5 @ $12.25)............................................      $  61.25
Shares over 1 year old
    (100 @ $12.25)..........................................      1,225.00
Shares less than 1 year old subject to
    CDSL (17.449 @ $12.25)..................................        213.75
                                                                 ---------
Gross proceeds of redemption................................     $1,500.00
Less CDSL (17.449 shares @ $12.00 =
    $209.39 x 1% = $2.09)...................................         (2.09)
                                                                 ---------
Net proceeds of redemption..................................     $1,497.91
                                                                 =========

     For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     The CDSL will be waived or reduced in the following instances:


     (a) on redemptions following the death or disability (as defined in section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder or beneficial owner; (b) in connection with (i) distributions from retirement plans qualified under section 401(a) of the Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (ii) distributions from a custodial account under section 403 (b)(7) of the Code or an individual retirement account (an "IRA") due to, death, disability, minimum distribution requirements after attainment of age 701/2 or, for accounts established prior to January 1, 1998, attainment of age 591/2, and (iii) a tax-free return of an excess contribution to an IRA; (c) in whole or in part, in connection with shares sold to current and retired Directors of the Fund; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of shares of any registered investment management company; (e) in whole or in part, in connection with automatic cash withdrawals; (f) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and (g) in connection with the redemption of shares of the Fund if the Fund is combined with another mutual fund in the Seligman Group, or another similar reorganization transaction.


     If, with respect to a redemption of any Class A, Class B or Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice, an amount equal to the payment or a portion of the payment made by SFSI at the time of sale of such shares.

     SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman Mutual Funds. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to SFSI of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

TELEPHONE TRANSACTIONS


     A shareholder with telephone transaction privileges, AND THE SHAREHOLDER'S BROKER/DEALER REPRESENTATIVE, has the ability to effect the following transactions via telephone: (i) redemption of Fund shares with proceeds sent to address of record (up to $50,000 per day per fund account), (ii) exchange of Fund shares for shares of the same class of another Seligman Mutual Fund, (iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. All telephone transactions are effected through Seligman Data Corp. at
(800) 221-2450.


     Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker/dealer of record, as designated on the Account Application, will automatically receive telephone services.

     FOR INVESTORS WHO PURCHASE SHARES THROUGH A BROKER/DEALER: Telephone services for a shareholder and the shareholder's broker/dealer representative may be elected by completing a supplemental election application available from the broker-dealer of record.

     FOR ACCOUNTS REGISTERED AS IRAS: Telephone services will include only exchanges or address changes.


     FOR CORPORATIONS OR GROUP RETIREMENT PLANS: Telephone redemptions are not permitted. Group retirement plans that may allow plan participants to place telephone exchanges directly with the Fund must first provide a letter of authorization signed by the plan custodian or trustee, and provide a telephone services election form signed by each plan participant. Additionally, group retirement plans are not permitted to change a dividend or gain distribution option.

     All Seligman Mutual Fund accounts with the same account number (i.e., registered exactly the same), including any new fund in which the shareholder invests in the future, will automatically include telephone services if the existing account has telephone services. Telephone services may also be elected at any time on a supplemental telephone services election form.

     For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone services, authorizes each of the other owners to effect telephone transactions on his or her behalf.

     During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of Fund shares via telephone. In these circumstances, the shareholder should consider using other redemption or exchange procedures. (See "Redemption of Shares" below.) Use of these other redemption or exchange procedures may result in the request being processed at a later time than if a telephone transaction had been used, and the Fund's net asset value may fluctuate during such periods.

     The Fund and Seligman Data Corp. will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as the Fund and Seligman Data Corp. follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where the Fund or Seligman Data Corp. is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in implementing the transaction. If the Fund or Seligman Data Corp. does not follow the procedures described above, the Fund or Seligman Data Corp. may be liable for any losses due to unauthorized or fraudulent instructions. Telephone transactions must be effected through a representative of Seligman Data Corp., I.E., requests may not be communicated via Seligman Data Corp.'s automated telephone answering system. Shareholders, of course, may refuse or cancel telephone services. Telephone services may be terminated by a shareholder at any time by sending a written request to Seligman Data Corp. TELEPHONE SERVICES MAY NOT BE ESTABLISHED BY A SHAREHOLDER'S BROKER/DEALER WITHOUT THE WRITTEN AUTHORIZATION OF THE SHAREHOLDER. Written acknowledgment of the addition of telephone services to an existing account or termination of telephone transaction services will be sent to the shareholder at the address of record.

REDEMPTION OF SHARES

     A shareholder may redeem shares held in book credit ("uncertificated") form without charge, except a CDSL, if applicable, at any time by SENDING A WRITTEN REQUEST to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947; or if request is being sent by overnight delivery service, to 100 Park Avenue, New York, NY 10017. The redemption request must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form without charge, except a CDSL, if applicable by surrendering certificates in proper form to the same address. Certificates should be sent certified or registered mail, return receipt is advisable (may increase mailing time). Share certificates must be endorsed for transfer or accompanied by an endorsed stock power signed by the person(s) whose name(s) appear(s) on the face of the certificate. The shareholder's letter of instruction or en-dorsed stock power should specify the Fund name, account number, class of shares (A, B or D) and the number of shares or dollar amount to be redeemed. The Fund cannot accept conditional redemption requests (i.e., requests to sell shares at a specific price or on a future date).

     If the redemption proceeds are (i) $50,000 or more, (ii) to be paid to someone other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). The Fund reserves the right to reject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also necessary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. ADDITIONAL DOCUMENTATION MAY BE REQUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY A CORPORATION, EXECUTOR, ADMINISTRATOR, TRUSTEE, CUSTODIAN OR RETIREMENT PLAN. FOR FURTHER INFORMATION WITH RESPECT TO REDEMPTION REQUIREMENTS, PLEASE CONTACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSISTANCE.

     In the case of Class A shares (except for shares purchased without an initial sales load due to the size of the purchase), and in the case of Class B shares redeemed after six years and of Class D shares redeemed after one year, a shareholder will receive the net asset value per share next determined after receipt of a request in good order. If Class A shares which were purchased without an initial sales load because the purchase amount was $1,000,000 or more are redeemed within eighteen months of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% described under "Purchase Of Shares--Class A shares--Initial Sales Load" above. If Class B shares are redeemed within six years of purchase, a shareholder will receivE the net asset value per share next determined after receipt of a request in good order less the applicable CDSL as described under "Purchase Of Shares--Class B shares" above. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class D Shares" above.

     A shareholder also may "sell" shares to the Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiving the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL in the case of Class D shares). The Fund makes no charge for this transaction, but the unaffiliated dealer may charge a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) and received by SFSI, the repurchase agent, before the close of business on the same day will be executed at the net asset value per share determined as of the close of the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of the NYSE or not received by SFSI prior to the close of business will be executed at the net asset value determined as of the close of the NYSE on the next trading day, less any applicable CDSL. Shares held in a "street name" account with a broker/dealer may be sold to the Fund only through a broker/dealer.


     TELEPHONE REDEMPTIONS. Telephone redemptions of uncertificated shares may be made once per day, in an amount of up to $50,000 per fund account. Proceeds will be sent to the address of record. Telephone redemption requests received by Seligman Data Corp. at (800) 221-2450 by the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) will be processed at the Fund's net asset value determined as of the close of business on that day. Redemption requests by telephone will not be accepted within 30 days following an address change. IRAs, group retirement plans, corporations and trusts for which the name of the current trustee does not appear in the account registration are not eligible for telephone redemptions. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice.

     For more information about telephone redemptions, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.


     GENERAL. With respect to shares redeemed, a check for the proceeds, less any applicable CDSL, will be sent to the shareholder's address of record within seven calendar days after acceptance of the redemption order and will be made payable to all of the registered owners on the account. With respect to shares repurchased by the Fund, a check for the proceeds will be sent to the investment dealer within seven calendar days after acceptance of the repurchase order and will be made payable to the investment dealer. Payment of redemption proceeds will be delayed on redemptions of shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account. No interest is paid on the redemption proceeds after the redemption but before the funds are paid. The proceeds of a redemption or repurchase may be more or less than the shareholder's cost.


       The Fund reserves the right to redeem shares of the Fund owned by a shareholder whose investment in the Fund has a value of less than a minimum amount specified by the Fund's Board of Directors, which is presently $500. Shareholders would be sent a notice before such redemption is processed stating that the value of the investment in the Fund is less than the specified minimum and that they have sixty days to make an additional investment.

     REINSTATEMENT PRIVILEGE. If a shareholder redeems Class A shares and then decides to reinvest them, or to shift the investment to one of the other Seligman Mutual Funds, the shareholder may, within 120 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of the investment in Class A shares of the Fund or any of the other Seligman Mutual Funds. If a shareholder redeems shares and the redemption was subject to a CDSL, the shareholder may reinstate the investment in shares of the same class of the Fund or any of the other Seligman Mutual Funds within 120 calendar days of the date of redemption and receive a credit for the applicable CDSL paid. Such investment will be reinstated at the net asset value per share established as of the close of the NYSE on the day the request is received. Seligman Data Corp. must be informed that the purchase represents a reinstated investment. REINSTATED SHARES MUST BE REGISTERED EXACTLY AND BE OF THE SAME CLASS AS THE SHARES PREVIOUSLY REDEEMED; AND THE FUND'S MINIMUM INITIAL INVESTMENT AMOUNT MUST BE MET AT THE TIME OF REINSTATEMENT.

     Generally, exercise of the Reinstatement Privilege does not alter the federal income tax status of any capital gain realized on a sale of Fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

ADMINISTRATION, SHAREHOLDER SERVICES
AND DISTRIBUTION PLAN

     Under the Fund's Administration, Shareholder Services and Distribution Plan (the "Plan") the Fund may pay to SFSI an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B and Class D shares. Payments under the Plan may include, but are not limited to: (i) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying SFSl's costs incurred in connection with its marketing efforts with respect to shares of the Fund. The Manager, in its sole discretion, may also make similar payments to SFSI from its own resources, which may include the management fee that the Manager receives from the Fund.

     Under the Plan, the Fund reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with SFSI. Such Service Organizations will receive from SFSI a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Directors of the Fund.

     The Plan, as it relates to Class A shares, was approved by the Directors on March 19, 1992 and by the shareholders of the Fund at a special meeting held on May 1,1992. The Plan became effective on June 1,1992. The total amount paid for the year ended September 30, 1997 in respect of the Fund's Class A shares pursuant to the Plan was equal to .22% of the Class A shares' average daily net assets.

     Under the Plan, the Fund reimburses SFSI for its expenses with respect to Class B and Class D shares at an annual rate of up to 1% of the average daily net asset value of the Class B and Class D shares. Proceeds from the Class B distribution fees are used to pay Service Organizations a continuing fee of up to .25% on an annual basis of the average net asset value of Class B shares attributable to particular Service Organizations for providing personal service and/or the maintenance of shareholder accounts and will also be used by SFSI to defray the expense of the payment of 4% made by it to Service Organizations at the time of sale of Class B shares. Proceeds from the Class D distribution fees are used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of Class D shares attributable to particular Service Organizations for providing personal service and/or the maintenance of shareholder accounts) and will initially be used by SFSI to defray the expense of the payment or 1% made by it to Service Organizations at the time of sale of Class D shares. The amounts expended by SFSI in any one year upon the initial purchase of Class B and Class D shares may exceed the amounts received by it from Plan payments retained. Expenses of administration, shareholder services and distribution of Class B and Class D shares in one fiscal year of the Fund may be paid from Class B and Class D Plan fees, respectively, received from the Fund in any other fiscal year.

     The Plan, as it relates to Class B shares was approved by the Directors on March 21, 1996 and became effective April 22, 1996. The Plan as it relates to Class D shares, was approved by the Directors on March 18, 1993 and became effective May 1, 1993. The total amount paid for the year ended September 30, 1997 by the Fund's Class B and Class D shares pursuant to the Plan was 1% per annum of the average daily net assets of Class B and Class D shares. The Plan is reviewed by the Directors annually.

     Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI acts as a broker/dealer of record for shareholder accounts that do not have a designated broker/dealer of record and receives compensation from the Fund pursuant to the Plan for providing personal services and account maintenance to such accounts and other distribution services.

EXCHANGE PRIVILEGE

     A shareholder of the Fund may, without charge, exchange at net asset value any part or all of an investment in the Fund for shares of any of the other mutual funds in the Seligman Group. Exchanges may be made by mail, or by telephone if the shareholder has telephone services.

     Class A, Class B and Class D shares may be exchanged only for Class A, Class B and Class D shares, respectively, of another Seligman Mutual Fund on the basis of relative net asset value.

     If shares  that are subject to a CDSL are  exchanged  for shares of another
Seligman Mutual Fund, then for purposes of assessing the CDSL payable upon disposition of the exchanged shares, the applicable holding period shall be reduced by the period for which the original shares were held.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the

Fund's CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the fund from which such shares were exchanged.

     The Seligman Mutual Funds available under the Exchange Privilege are:

     o SELIGMAN CAPITAL FUND, INC. seeks aggressive capital appreciation. Current income is not an objective.

     o SELIGMAN CASH MANAGEMENT FUND, INC. invests in high-quality money market instruments. Shares are sold at net asset value.

     o SELIGMAN COMMON STOCK FUND, INC. seeks favorable current income and long-term growth of both income and capital value without exposing capital to undue risk.

     o SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC. invests in shares of companies in the communications, information and related industries to produce capital gain. Income is not an objective.

     o SELIGMAN GROWTH FUND, INC. seeks longer term growth in capital value and an increase in future income.

     o SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. consists of the Seligman Henderson Emerging Markets Growth Fund, Seligman Henderson Global Growth Opportunities Fund, the Seligman Henderson Global Smaller Companies Fund, the Seligman Henderson Global Technology Fund and the Seligman Henderson International Fund, all of which seek long-term capital appreciation primarily through investing in companies either globally or internationally.

     o SELIGMAN HIGH INCOME FUND SERIES seeks high current income by investing in debt securities. The Fund consists of the Seligman U.S. Government Securities Series and the Seligman High-Yield Bond Series.

     o SELIGMAN INCOME FUND, INC. seeks high current income and the possibility of improvement of future income and capital value.

     o SELIGMAN MUNICIPAL FUND SERIES, INC. consists of several State Series and a National Series. The National Municipal Series seeks to provide maximum income exempt from regular federal income taxes; individual state series, each seeking to maximize income exempt from regular federal income taxes and from personal income taxes in designated states, are available for Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon and South Carolina. (Does not currently offer Class B shares.)

     o SELIGMAN MUNICIPAL SERIES TRUST includes the Seligman California Municipal Quality Series, the Seligman California Municipal High-Yield Series, the Seligman Florida Municipal Series and the Seligman North Carolina Municipal Series, each of which invests in municipal securities of its designated state. (Does not currently offer Class B shares.)

     o SELIGMAN NEW JERSEY MUNICIPAL FUND, INC. invests in investment grade New Jersey municipal securities. (Does not currently offer Class B shares.)

     o SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES invests in investment grade Pennsylvania municipal securities. (Does not currently offer Class B shares.)

     o SELIGMAN VALUE FUND SERIES, INC. consists of the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund, each of which seeks long-term capital appreciation by investing in equity securities of value companies primarily located in the U.S.

     All permitted exchanges will be based on the net asset values of the respective funds determined at the close of the NYSE on that day. Telephone requests for exchanges received by the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) by Seligman Data Corp. at (800) 221-2450 will be processed as of the close of business on that day. Requests received after the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) will be processed at the net asset values per share calculated the following business day. The registration of an account into which an exchange is made must be identical to the registration of the account from which shares are exchanged. When establishing a new account by an exchange of shares, the shares being exchanged must have a value of at least the minimum initial investment required by the fund into which the exchange is being made. THE METHOD OF RECEIVING DISTRIBUTIONS, UNLESS OTHERWISE INDICATED, WILL BE CARRIED OVER TO THE NEW FUND ACCOUNT, AS WILL TELEPHONE
SERVICES. ACCOUNT SERVICES, SUCH AS INVEST-A-CHECK(R) SERVICE, DIRECTED DIVIDENDS AND AUTOMATIC CASH WITHDRAWAL SERVICE WILL NOT BE CARRIED OVER TO THE NEW FUND ACCOUNT UNLESS SPECIFICALLY REQUESTED AND PERMITTED BY THE NEW FUND. Exchange orders may be placed to effect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an exchange of all shares held. Shares for which certificates have been issued may not be exchanged via telephone and may be exchanged only upon receipt of an exchange request together with certificates representing shares to be exchanged in proper form.

     The Exchange Privilege via mail is generally applicable to investments in group retirement plans, although some restrictions may apply. The terms of the exchange offer described herein may be modified at any time; and not all of the mutual funds in the Seligman Group are available to residents of all states. Before making any exchange, a shareholder should contact an authorized investment dealer or Seligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.

     A broker/dealer representative of record will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or the broker/dealer has entered into a Telephone Exchange Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and the Seligman Mutual Funds from any loss or liability incurred as a result of the acceptance of telephone exchange orders.

     Written confirmation of all exchanges will be forwarded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the broker/dealer of record listed on the account. SFSI reserves the right to reject any telephone exchange request. Any rejected telephone exchange order may be processed by mail. For more information about telephone exchange privileges, which, unless objected to, are assigned to certain shareholders automatically, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

     Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes.

FURTHER INFORMATION ABOUT TRANSACTIONS IN THE FUND

     Because excessive trading (including short-term, "market timing" trading) can hurt the Fund's performance, the Fund may refuse any exchange (1) from any shareholder account from which there have been two exchanges in the preceding three month period, or (2) where the exchanged shares equal in value the lesser of $1,000,000 or 1% of the Fund's net assets. The Fund may also refuse any exchange or purchase order from any shareholder account if the shareholder or the shareholder's broker/dealer has been advised that previous patterns of purchases and redemptions or exchanges have been considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose. Additionally, the Fund reserves the right to refuse any order for the purchase of shares.

DIVIDENDS AND GAIN DISTRIBUTIONS

     Dividends payable from the Fund's net investment income, if any, are distributed annually. Payments vary in amount depending on income received from portfolio securities and the cost of operations. The Fund distributes substantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually; such distributions will generally be taxable to shareholders in the year in which they are declared by the Fund if paid before February 1 of the following year.

     Shareholders   may  elect:   (1)  to  receive  both   dividends   and  gain
distributions in shares; (2) to receive dividends in cash and gain distributions in shares; or (3) to receive both dividends and gain distributions in cash.

     Cash  dividends and gain  distributions  are paid by check.  In the case of prototype retirement plans, dividends and capital gain distributions are reinvested in additional shares. Unless another election is made, dividends and capital gain distributions will be credited to shareholder accounts in additional shares of the Fund. Shares acquired through a dividend or gain distribution and credited to a shareholder's account are not subject to an initial sales load or a CDSL. Dividends and gain distributions paid in shares are invested on the payable date using the net asset value of the ex-dividend date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed below. If the shareholder has telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. Eastern time, by either the shareholder or the broker/dealer of record on the account. For information about telephone services, see "Telephone Transactions." These elections must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effective for such dividend or gain distribution.


     The per share dividends from net investment income on Class B and Class D shares will be lower than the per share dividends on Class A shares as a result of the higher distribution fee applicable with respect to Class B and Class D shares. Per share dividends of the three classes may also differ as a result of differing class expenses, if any. Distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class D shares. See "Purchase of Shares--Valuation."


     Shareholders exchanging shares of a mutual fund for shares of another Seligman Mutual Fund will continue to receive dividends and gains as elected prior to such exchange unless otherwise specified. In the event that a shareholder redeems all shares in an account between the record date and the payable date, the value of dividends or gain distributions declared and payable will be paid in cash regardless of the existing election. A transfer or exchange of all shares (closing an account), between the record date and payable date, will result in the value of dividends or gain distributions being paid to the new fund account in accordance with the option on the closed account, unless Seligman Data Corp. is instructed otherwise.


FEDERAL INCOME TAXES

     The Fund intends to continue to qualify as a regulated investment company under the Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

     Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.


     Distributions of net capital gains (I.E., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 28% if designated as derived from the Fund's capital gains from property held for more than one year and at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than eighteen months.

     Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long- term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 28% in respect of shares held for more than one year and at a maximum rate of 20% in respect of shares held for more than eighteen months. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long- term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Fund.


     In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales load incurred in acquiring such shares to the extent of any subsequent reduction of the sales load by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

     The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund.
Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

     Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

     UNLESS A SHAREHOLDER INCLUDES A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTIFIES THAT THE SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE FUND MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FINE IS IMPOSED, THE FUND MAY CHARGE A SERVICE FEE OF UP TO $50 THAT MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER.

SHAREHOLDER INFORMATION

     Shareholders will be sent reports semi-annually regarding the Fund. General information about the Fund may be requested by writing the Corporate
Communications/Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or telephoning the Corporate Communications/Investor Relations Department toll-free by dialing (800) 221-7844 from all continental United States, except New York or (212) 850-1864 in New York State and the Greater New York City area. Information about a shareholder account (other than a retirement plan account), may be requested by writing the Shareholder Services Department, Seligman Data Corp. at the same address or by toll-free telephone by dialing (800) 221-2450 from all continental United States, or (212) 682-7600 outside the continental United States. For information about a retirement account, call Pension Plan Services toll-free by dialing
(800) 445-1777 or write Pension Plan Services, Seligman Data Corp. at the address above. Seligman Data Corp. may be telephoned Monday through Friday (except holidays) between the hours of 8:30 a.m. and 6:00 p.m. Eastern time and calls will be answered by a service representative.

     24 HOUR TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS AND FORM 1099-DIV CAN BE ORDERED. TO INSURE PROMPT DELIVERY OF DISTRIBUTION CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP. SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE. ADDRESS CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS TELEPHONE SERVICES. FOR MORE INFORMATION ABOUT TELEPHONE SERVICES, SEE "TELEPHONE TRANSACTIONS" ABOVE.

     ACCOUNT   SERVICES.   Shareholders  are  sent   confirmation  of  financial
transactions. Special investor services are available. These include:


     o INVEST-A-CHECK(R) SERVICE enables a shareholder to authorize additional purchases of shares automatically by electronic funds transfer from a savings oR checking account if the bank that maintains the account is a member of the Automated Clearing House ("ACH"), or by preauthorized checks to be drawn on the shareholder's checking account at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, to purchase shares. Accounts may be established concurrently with the Invest-A-Check(R) Service only if accompanied by a check for at least $100 in conjunction with the monthly investment option, or a check for at least $250 in conjunction with the quarterly investment option. For investments into the Seligman Time Horizon MatrixSM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. By utilizing the Invest-A-Check Service to establish an account, you are agreeing to continue the service until the Fund's minimum investment amount is met. If you elect to cancel the service prior to meeting the minimum, your account may be subject to closure. (See "Terms and Conditions.")


     o AUTOMATIC DOLLAR-COST-AVERAGING SERVICE permits a shareholder of Seligman Cash Management Fund to exchange a specified amount at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, from shares of any class of the Cash Management Fund, into shares of the same class of any other Seligman Mutual Fund, registered in the same name. For exchanges into the Seligman Time Horizon MatrixSM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. The shareholder's Cash Management Fund account must have a dollar value of at least $5,000 at the initiation of the service and all shares must be in "book credit" form. Exchanges will be made at the public offering price.


     o DIVIDENDS FROM OTHER INVESTMENTS permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of the Fund or another Seligman Mutual Fund. (Dividend checks must include the shareholder's name, account number, the name of the fund and the class of shares in which the investment is to be made.) If the dividends are to be invested in a new fund account, the first investment must meet the required minimum purchase amount for such fund.


     o AUTOMATIC CD TRANSFER SERVICE permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service should contact Seligman Data Corp. or a broker to obtain the necessary documentation. Banks may charge a penalty on CD assets withdrawn prior to maturity. Accordingly, it will not normally be advisable to liquidate a CD before its maturity.

     o AUTOMATIC CASH WITHDRAWAL SERVICE permits payments in fixed amounts of $50 or more at regular intervals to be made to a shareholder who owns or purchases shares worth $5,000 or more held as book credits. Holders of Class A shares purchased at net asset value because the purchase amount was $1,000,000 or more should bear in mind that withdrawals may be subject to a 1% CDSL if made within eighteen months of purchase of such shares. Holders of Class B and Class D shares may elect to use this service immediately, although certain withdrawals may be subject to CDSL. (See "Terms and Conditions.")

     o DIRECTED DIVIDENDS allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another Seligman Mutual Fund for purchase at net asset value. Dividends on Class A, Class B and Class D shares may be directed only to shares of the same class of another Seligman Mutual Fund.

     o OVERNIGHT DELIVERY to service shareholder requests is available for a $15.00 fee which will be deducted from a shareholder's account, if requested.

     o COPIES OF ACCOUNT STATEMENTS will be sent to each shareholder free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10.00 per year, per account, with a maximum charge of $150 per account. Statement requests should be forwarded, along with a check, to Seligman Data Corp.

     TAX-DEFERRED RETIREMENT PLANS. Shares of the Fund may be purchased for all types of tax-deferred retirement plans. SFSI makes available plans, plan forms and custody agreements for:

     --Individual Retirement Accounts (IRAs);

     --Savings Incentive Match Plans for Employees (Simple IRAs);

     --Simplified Employee Pension Plans (SEPs);

     --Section 401(k) Plans for corporations and their employees;

     --Section  403(b)(7)  Plans for  employees  of public  school  systems  and
certain  non-profit   organizations  who  wish  to  make  deferred  compensation arrangements; and

     --Money Purchase Pension and Profit Sharing Plans for sole proprietorships, corporations and partnerships.

     These types of plans may be established only upon receipt of a written application form. The Fund may register an IRA investment for which an account application has not been received as an ordinary taxable account.

     For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017 or telephone toll-free (800) 445-1777 from all continental United States. You also may receive information through an authorized dealer.

ADVERTISING THE FUND'S PERFORMANCE

     From time to time the Fund advertises its "total return" and "average annual total return," each of which is calculated separately for Class A, Class B and Class D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in shares of Class A, Class B and Class D of the Fund would have earned over a specified period of time (for example, one, five and ten year periods or since inception) assuming the payment of the maximum sales load, if any (or CDSL upon redemption, if applicable), when the investment was made and that all distributions and dividends paid by the Fund were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period (one, five and ten year periods or since inception); I.E., the average annual compound rate of return. The total return and average annual total return of Class A shares quoted from time to time including periods through June 1,1992, do not reflect the deduction of the administration, shareholder services and distribution fee, which if reflected would reduce the performance quoted. The total return and average annual return quoted from time to time for both Class A and Class D shares for periods prior to January 1, 1996 do not reflect the increase in the management fee payable by the Fund effective on such date, which if reflected would reduce the performance quoted. Total return and average annual total return may also be presented without the effect of the initial sales load or CDSL, as applicable.

     From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Service, Inc. ("Lipper"), an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Fund's Class A, Class B and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales loads. The Fund may also refer in advertisements or in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Fund's performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/ WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR,
FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST AND YOUR MONEY.

ORGANIZATION AND CAPITALIZATION

     The Fund is an open-end investment company incorporated under the laws of the state of Maryland on July 9, 1984. The Fund is authorized to issue 500,000,000 shares of capital stock, each with a par value of $0.10 divided into three classes. Each share of the Fund's Class A, Class B and Class D common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Fund has adopted a plan (the "Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion or preemptive rights.

                              TERMS AND CONDITIONS

                           GENERAL ACCOUNT INFORMATION

      Investments will be made in as many shares, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is received. If a check in payment of a purchase of shares is dishonored for any reason, Seligman Data Corp. will cancel the purchase and may redeem additional shares, if any, held in the shareholder's account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 return check fee. Shareholders will receive dividends from investment income and any distributions from gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed by notice to Seligman Data Corp. These option changes must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effective for such dividend or distribution. Stock certificates will not be issued, unless requested. Replacement stock certificates and certain waiver of probate procedures will be subject to a surety fee.

                            INVEST-A-CHECK(R) SERVICE


     The Invest-A-Check(R) Service is available to all shareholders. The application is subject to acceptance by the shareholder's bank and Seligman Data Corp. ThE electronic funds transfer ("ACH debit") or preauthorized check in the amount specified will be invested in the shareholder's account on the fifth day (unless otherwise specified) of each month (or on the prior business day if such day of the month falls on a weekend or holiday) in which an investment is scheduled and invested at the close of business on the same date. By utilizing the Invest-A-Check(R) Service to establish an account, you are agreeing to continue the Service until the Fund's minimuM investment amount is met. If you elect to cancel the service prior to meeting the minimum, your account may be subject to closure. If an ACH debit or preauthorized check is not honored by the shareholder's bank, or if the value of shares held falls below the required minimum, the Invest-A-Check(R) Service may be suspended. In thE event that a check or ACH debit is returned uncollectable, Seligman Data Corp. will cancel the purchase, redeem shares held in the shareholder's account for an amount sufficient to reimburse the Fund for any loss it may have incurred as a result, and charge a $10.00 return check fee. This fee will be deducted from the shareholder's Account. The Invest-A-Check(R) Service may be reinstated upon written request indicating that the cause of interruption has been corrected. The Invest-A-Check(R) ServIce may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. The shareholder agrees to hold the Fund and its agents free from all liability which may result from acts done In good faith and pursuant to these terms. Instructions for establishing Invest-A-Check(R) Service are given on the AccounT Application. In the event a shareholder exchanges all of the shares from one Seligman Mutual Fund to another, the Invest-A-Check(R) Service will be terminated in thE Seligman Mutual Fund that was closed as a result of the exchange of all shares and the shareholder must re-apply for the Invest-A-Check(R) Service in the Seligman Mutual Fund into which the exchange was made. In the event of a partial exchange, the Invest-A-Check(R) Service will be continued, subject to the above conditions, in the Seligman Mutual Fund from which the exchange was made. Accounts established in conjunction with the Invest-A-Check(R) Service must be accompanied by a check for at least $100 in connection with the monthly investment option or a check for at least $250 in connection with the quarterly investment option. If the shareholder uses the Invest-A-Check(R) Service to make an IRA or group retirement plan investment, the purchase will be credited as a current year contribution.


                        AUTOMATIC CASH WITHDRAWAL SERVICE

     A sufficient number of full and fractional shares will be redeemed to provide the amount required for a scheduled payment and any applicable CDSL. Redemptions will be made at the asset value at the close of business on the specific day designated by the shareholder of each month (or on the prior business day if the day specified falls on a weekend or holiday), less, in the case of Class B or Class D shares, any applicable CDSL. Automatic withdrawal of Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more may be subject to a CDSL if made within 18 months of purchase of such shares. Under this Service, a Class B or Class D shareholder who requests both dividends and capital gain distributions in additional shares may withdraw up to 12%, or 10%, respectively, of the value of the Shareholder's fund account (at the time of election) per annum, without the imposition of a CDSL. A minimum payment amount of $50 per cycle is needed to establish this Service. A shareholder may change the amount of scheduled payments or may suspend payments by written notice to Seligman Data Corp. at least ten days prior to the effective date of such a change or suspension. The service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. Continued payments in excess of dividend income invested will reduce and ultimately exhaust capital. Withdrawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous to you because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Fund shares are discouraged when the Withdrawal Service is in effect.

                      LETTER OF INTENT--CLASS A SHARES ONLY

     Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to the shareholder or credited to the shareholder's account. Upon completion of the specified minimum purchase within the thirteen-month period, all shares held in escrow will be deposited into the shareholder's account or delivered to the shareholder. A shareholder may include toward completion of a Letter of Intent the total asset value of shares of the Seligman Mutual Funds on which an initial sales load was paid as of the date of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, the shareholder will be requested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made if applicable. If, within 20 days following the mailing of a written request, the shareholder has not paid this additional sales load to Seligman Financial Services, Inc., sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares remaining in escrow after this payment will be released to the shareholder's Account. The intended purchase amount may be increased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that the shareholder's Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agreement which becomes applicable on purchases already made under the original Agreement, will be refunded to the Fund and that the required additional escrowed shares will be purchased by the shareholder.

     Shares of Seligman Cash Management Fund, Inc. which have been acquired by an exchange of shares of another mutual fund in the Seligman Group on which there is a front-end sales load may be taken into account in completing a Letter of Intent, or for Right of Accumulation. However, shares of the Seligman Cash Management Fund which have been purchased directly may not be used for purposes of determining reduced sales loads on additional purchases of the other Seligman Mutual Funds.

                                                                            2/98

SELIGMAN
FRONTIER
FUND, INC.

--------------------------------------------------------------------------------

100 Park Avenue
New York, New York 10017

INVESTMENT MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, New York 10017

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, New York 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, New York 10017

PORTFOLIO SECURITIES CUSTODIAN
Investors Fiduciary Trust Company
801 Pennsylvania
Kansas City, Missouri 64105

GENERAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004



EQFR1 2/98

                      STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1998

                          SELIGMAN FRONTIER FUND, INC.

                                100 Park Avenue
                            New York, New York 10017
                     New York City Telephone (212) 850-1864
        Toll Free Telephone (800) 221-2450 - all continental United States
      For Retirement Plan Information - Toll-Free Telephone (800) 445-1777

     This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Seligman Frontier Fund, Inc. (the "Fund"), dated February 1, 1998. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety.

     The Fund offers three classes of shares. Class A shares may be purchased at net asset value plus a sales load of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% (of the current net asset value or the original purchase price, whichever is less) if such shares are redeemed within eighteen months of purchase. Class B shares may be purchased at net asset value and are subject to a CDSL, if applicable, in the following amount (as a percentage of the current net asset value or the original purchase price, whichever is less), if redemption occurs within the indicated number of years of purchase of such shares: 5% (less than 1 year), 4% (1 but less than 2 years), 3% (2 but less than 4 years), 2% (4 but less than 5 years), 1% (5 but less than 6 years) and 0% (6 or more years). Class B shares automatically convert to Class A shares after approximately eight years resulting in lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Class D shares may be purchased at net asset value and are subject to a CDSL of 1% (of the current net asset value or the original purchase price whichever is less) if redeemed within one year of purchase.

     Each Class A, Class B and Class D share represents an identical legal interest in the investment portfolio of the Fund and has the same rights except for certain class expenses and except that Class B and Class D shares bear higher distribution fees that generally will cause the Class B and Class D shares to have higher expense ratios and pay lower dividends than Class A shares. Each Class has exclusive voting rights with respect to its distribution plan. Although holders of Class A, Class B and Class D shares have identical legal rights, the different expenses borne by each Class will result in different net asset values and dividends. The three classes also have different exchange privileges.

                                TABLE OF CONTENTS


                                                                        Page


Investment Objective, Policies and Risks.................................  2
Investment Limitations...................................................  3
Directors and Officers...................................................  4
Management and Expenses .................................................  8
Administration, Shareholder Services and
   Distribution Plan..................................................... 10
Portfolio Transactions................................................... 10

Purchase and Redemption of Fund Shares................................... 11
Distribution Services.................................................... 14
Valuation................................................................ 14
Performance.............................................................. 15
General Information...................................................... 17
Financial Statements..................................................... 17
Appendix................................................................. 18



EQFR1A

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The Fund seeks to produce growth in capital value. Income may be considered but will only be incidental to the Fund's investment objective of growth in capital value. The following information regarding the Fund's investment policies supplements the information contained in the Prospectus.

LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

RIGHTS AND WARRANTS. The Fund may invest in common stock rights and warrants believed by the Manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.

     The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

     PURCHASING PUT OPTIONS ON SECURITIES. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This hedge protection is provided during the life of the put option since the Fund, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

     Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, the Fund would let the option expire resulting in a reduced profit on the underlying security equal to the cost of the put option. The cost of the put option is limited to the premium plus commission paid. The Fund's maximum financial exposure will be limited to these costs.

     The Fund's ability to engage in option transaction may be limited by tax considerations.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which the Fund acquires a money market instrument, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest.

      Except as otherwise specifically noted above, the Fund's investment policies are not fundamental and the Board of Directors of the Fund may change such policies without the vote of a majority of its outstanding voting securities (as defined below).

PORTFOLIO TURNOVER. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the fiscal years ended September 30, 1997 and 1996 were 97.37% and 59.36%, respectively.

                             INVESTMENT LIMITATIONS

    Under the Fund's fundamental policies, which cannot be changed except by vote of a majority of its outstanding voting securities, the Fund may not:

o Borrow money, except from banks for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not to exceed 15% of the value of its total assets. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

o Purchase securities on "margin," or sell "short", or write or purchase put, call, straddle or spread options, except that the Fund may make margin deposits on future contracts, and may purchase put options solely for the purpose of hedging against a decline in the price of securities held in the Fund's portfolio;

o Invest more than 5% of its total assets, at market value, in securities of any one issuer other than the U.S. Government, its agencies or instrumentalities, buy more than 10% of the voting securities of any issuer, or invest to control or manage any company;

o Invest more than 5% of the value of its total assets, at market value, in securities of any company which, with their predecessors, have been in operation less than three continuous years, provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this calculation;

o   Invest more than 25% of the value of its total assets in any one industry;

o Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

o Purchase or sell commodities and commodity contracts other than stock index futures contracts or purchase or hold real estate;

o Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

o Underwrite the securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security; or

o Make loans, except loans of portfolio securities (which loans would be fully collateralized and marked to market daily) and except to the extent the purchase of notes, bonds or other evidences of indebtedness, or the entry into repurchase agreements may be considered loans.

o The Fund may not invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

    Under the Investment Company Act of 1940 (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                             DIRECTORS AND OFFICERS

    Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.



WILLIAM C. MORRIS*      Director, Chairman of the Board, Chief Executive Officer
            (59)        and Chairman of the Executive Committee

                        Chairman, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Chairman and Chief Executive Officer, the Seligman Group of Investment Companies; Chairman, Seligman Financial Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director, Seligman Data Corp., shareholder service agent; Kerr-McGee Corporation, diversified energy company; and Sarah Lawrence College; and a Member of the Board of Governors of the Investment Company Institute; formerly, President, J. & W. Seligman & Co. Incorporated; Chairman, Seligman Advisors, Inc., advisers; Seligman Holdings, Inc., holding company; Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company; and Director, Daniel Industries Inc., manufacturer of oil and gas metering equipment.

BRIAN T. ZINO*          Director, President and Member of the Executive
            (45)        Committee

                        Director and President, J. & W. Seligman & Co. Incorporated, investment managers and advisers; President (with the exception of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.) and Director or Trustee, the Seligman Group of Investment Companies; Chairman and President, Seligman Data Corp., shareholder service agent; Director, Seligman Financial Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer; and Seligman Henderson Co., advisers; formerly, Director, Seligman Advisors, Inc., advisers; Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company.

RICHARD R. SCHMALTZ*    Director and Member of the Executive Committee
            (57)
                        Managing  Director,  Director  of  Investments,  J. & W.
                        Seligman  &  Co.  Incorporated;   Director  of  Seligman
                        Henderson  Co. and Trustee  Emeritus  of Colby  College;
                        formerly,  Director,  Investment Research at Neuberger &
                        Berman  from May 1993 to  September  1996 and  Executive
                        Vice President of McGlinn  Capital from July 1987 to May
                        1993.

JOHN R. GALVIN          Director
            (68)
                        Dean,  Fletcher  School  of Law and  Diplomacy  at Tufts
                        University;  Director or Trustee,  the Seligman Group of
                        Investment  Companies;  Chairman,  American  Council  on
                        Germany;   a  Governor   of  the  Center  for   Creative
                        Leadership;    Director,   USLIFE   Corporation,    life
                        insurance;  Raytheon Co., electronics;  National Defense
                        University;  and the Institute for Defense Analysis; and
                        formerly,   Ambassador,   U.S.   State   Department  for
                        negotiations in Bosnia;  Distinguished Policy Analyst at
                        Ohio State University and Olin  Distinguished  Professor
                        of  National  Security  Studies  at  the  United  States
                        Military Academy.  From June, 1987 to June, 1992, he was
                        the   Supreme   Allied   Commander,   Europe   and   the
                        Commander-in-Chief,   United  States  European  Command.
                        Tufts University, Packard Avenue, Medford, MA 02155

ALICE S. ILCHMAN        Director
            (62)

                        President, Sarah Lawrence College; Director or Trustee, the Seligman Group of Investment Companies; and the Committee for Economic Development; and Chairman, The Rockefeller Foundation, charitable foundation; formerly, Trustee, The Markle Foundation, philanthropic organization; and Director, NYNEX, telephone company; and International Research and Exchange Board, intellectual exchanges.
                        Sarah Lawrence College, Bronxville, New York 10708

FRANK A. McPHERSON      Director
            (64)
                        Director, various corporations; Director or Trustee, the
                        Seligman  Group  of  Investment   Companies;   Director,
                        Kimberly-Clark  Corporation,  consumer products; Bank of
                        Oklahoma  Holding  Company;  Oklahoma  City  Chamber  of
                        Commerce;  Baptist Medical Center;  Oklahoma  Chapter of
                        the  Nature   Conservancy;   Oklahoma  Medical  Research
                        Foundation;   and  National  Boys  and  Girls  Clubs  of
                        America;   Chairman,   Oklahoma   City  Public   Schools
                        Foundation;  and Member of the Business  Roundtable  and
                        National  Petroleum Council;  formerly,  Chairman of the
                        Board   and   Chief   Executive   Officer,    Kerr-McGee
                        Corporation, energy and chemicals.
                        123 Robert S. Kerr Avenue, Oklahoma City, OK 73102

JOHN E. MEROW           Director
            (68)
                        Retired   Chairman  and  Senior   Partner,   Sullivan  &
                        Cromwell,  law firm;  Director or Trustee,  the Seligman
                        Group of Investment  Companies;  Director,  Commonwealth
                        Industries,   Inc.;  the  Foreign  Policy   Association;
                        Municipal Art Society of New York; the U.S.  Council for
                        International   Business;   and   The   New   York   and
                        Presbyterian  Hospital;  Chairman,  American  Australian
                        Association; The New York and Presbyterian Hospital Care
                        Network,  Inc.;  Vice-Chairman,   the  U.S.-New  Zealand
                        Council;  and Member of the American Law  Institute  and
                        Council on Foreign Relations.
                        125 Broad Street, New York, NY 10004

BETSY S. MICHEL         Director
            (55)
                        Attorney;  Director or Trustee,  the  Seligman  Group of
                        Investment  Companies;   Trustee,   Geraldine  R.  Dodge
                        Foundation,  charitable foundation;  and Chairman of the
                        Board of Trustees of St. George's School (Newport,  RI);
                        formerly,   Director,   the  National   Association   of
                        Independent Schools (Washington, DC).
                        St. Bernard's Road, P.O. Box 449, Gladstone, NJ 07934

JAMES C. PITNEY         Director
            (71)
                        Retired Partner, Pitney, Hardin, Kipp & Szuch, law firm;
                        Director or Trustee,  the Seligman  Group of  Investment
                        Companies; formerly, Director, Public Service Enterprise
                        Group, public utility.
                        Park Avenue at Morris County, P.O. Box 1945, Morristown,
                        NJ 07962-1945

JAMES Q. RIORDAN       Director
            (70)
                        Director, various corporations; Director or Trustee, the Seligman Group of Investment Companies; The Houston Exploration Company; The Brooklyn Museum; The Brooklyn Union Gas Company; the Committee for Economic Development; Dow Jones & Co., Inc. and Public Broadcasting Service; formerly, Co-Chairman of the Policy Council of the Tax Foundation; Director, Tesoro Petroleum Companies, Inc.; and Director and President, Bekaert Corporation.
                        675 Third Avenue, Suite 3004, New York, NY 10017

ROBERT L. SHAFER        Director
            (65)
                        Director, various corporations, Director or Trustee, the
                        Seligman  Group  of  Investment   Companies  and  USLIFE
                        Corporation, life insurance; formerly, Vice President, Pfizer Inc., pharmaceuticals.
                        235 East 42nd Street, New York, NY 10017

JAMES N. WHITSON        Director
            (62)
                        Executive Vice President,  Chief  Operating  Officer and
                        Director,   Sammons   Enterprises,   Inc.;  Director  or
                        Trustee,  the Seligman  Group of  Investment  Companies;
                        C-SPAN;  and Commscope,  manufacturer of coaxial cables;
                        formerly, Director, Red Man Pipe and Supply Company, piping and other materials.
                        300 Crescent Court, Suite 700, Dallas, TX 75202

ARSEN MRAKOVCIC         Vice President and Portfolio Manager
            (32)
                        Managing Director (formerly, Vice President,  Investment
                        Officer),   J.  &  W.   Seligman  &  Co.   Incorporated,
                        investment managers and advisers; and Vice President and
                        Portfolio   Manager,   two  other  open-end   investment
                        companies in the Seligman Group of Investment Companies;
                        formerly,  Portfolio  Assistant,  J. & W. Seligman & Co.
                        Incorporated.

LAWRENCE P. VOGEL       Vice President
            (41)
                        Senior Vice President,  Finance,  J. & W. Seligman & Co.
                        Incorporated, investment managers and advisers; Seligman
                        Financial Services,  Inc.,  broker/dealer;  and Seligman
                        Data Corp.,  shareholder  service agent; Vice President,
                        the Seligman Group of Investment Companies; and Seligman
                        Services,  Inc.,   broker/dealer;   and  Treasurer,  and
                        Seligman Henderson Co.,  advisers;  formerly Senior Vice
                        President,  Finance,  Seligman Advisors, Inc., advisers;
                        and Treasurer, Seligman Holdings, Inc., holding company.

FRANK J. NASTA          Secretary
            (33)

                        Senior Vice President, Law and Regulation and Corporate Secretary, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Secretary, the Seligman Group of Investment Companies, Seligman
                        Financial Services, Inc., broker/dealer; Seligman Henderson Co., advisers; Seligman Services, Inc., broker/dealer; and Seligman Data Corp., shareholder service agent; formerly, Senior Vice President, Law and Regulation and Corporate Secretary, Seligman Advisors, Inc., advisers; an attorney at Seward & Kissel, law firm.

THOMAS G. ROSE          Treasurer
            (40)
                        Treasurer, the Seligman Group of Investment Companies and Seligman Data Corp., shareholder service agent.


     The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

                                            Compensation Table

                                                                   Pension or          Total Compensation
                                               Aggregate       Retirement Benefits        from Fund and
              Name and                       Compensation      Accrued as part of       Fund Complex Paid
         Position with Fund                  from Fund (1)        Fund Expenses        to Directors(1)(2)
         ------------------                  -------------     -------------------     ------------------
William C. Morris, Director and Chairman         N/A                 N/A                        N/A
Brian T. Zino, Director and President            N/A                 N/A                        N/A
Richard R. Schmaltz, Director                    N/A                 N/A                        N/A
Ronald T. Schroeder, Director**                  N/A                 N/A                        N/A
Fred E. Brown, Director Emeritus***              N/A                 N/A                        N/A
John R. Galvin, Director                      $2,633.09              N/A                    $67,000.00
Alice S. Ilchman, Director                     2,586.74              N/A                     65,000.00
Frank A. McPherson, Director                   2,597.38              N/A                     66,000.00
John E. Merow, Director                        2,586.74              N/A                     65,000.00
Betsy S. Michel, Director                      2,633.09              N/A                     67,000.00
James C. Pitney, Director                      2,576.10              N/A                     64,000.00
James Q. Riordan, Director                     2,622.45              N/A                     66,000.00
Robert L. Shafer, Director                     2,622.45              N/A                     66,000.00
James N. Whitson, Director                     2,608.02(d)           N/A                     67,000.00(d)

-------------
(1) For the Fund's fiscal year ended September 30, 1997. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.

(2) As defined in the Fund's Prospectus, the Seligman Group of Investment Companies consists of eighteen investment companies.

**   Retired May 15, 1997.

***  Retired as Director and designated as Director Emeritus March 20, 1997.


(d)   Deferred.


     The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest will be accrued on the deferred balances. The annual cost of such fees and interest is included in the directors' fees and expenses, and the accumulated balance thereof is included in "Liabilities" in the Fund's financial statements. The total amount of deferred compensation (including interest) payable in respect of the Fund to Mr. Whitson as of September 30, 1997 was $12,396. Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $26,678 and $16,161, respectively, as of September 30, 1997. The Fund has applied for and received exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either (i) the interest rate on short-term Treasury bills, or (ii) the rate of return on the shares of any of the investment companies advised by the manager, as designated by the director. The Fund may, but is not obligated to, purchase shares of such investment Companies to hedge its obligations in connection with this deferral arrangement.

     Directors and officers of the Fund are also directors and officers of some or all of the other investment companies in the Seligman Group. Directors and officers of the Fund as a group owned less than 1% of the Fund's Class A Capital Stock at January 2, 1998. As of that date, no Directors or officers owned shares of the Fund's Class B or Class D Capital Stock.

     As of January 2, 1998, 5,072,496 Class A shares, or 14.63% of the Fund's Class A capital stock then outstanding, and 12,180,497 Class D shares, or 47.63% of the Fund's Class D capital stock then outstanding, were registered in the name of MLPF&S, 4800 Deer Lake Drive East, Jacksonville, FL 32246.


                             MANAGEMENT AND EXPENSES

     Under the Management Agreement, dated December 29, 1988, as amended January 1, 1996, subject to the control of the Board of Directors, J. & W. Seligman & Co. Incorporated (the "Manager") manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.


     The Fund pays the Manager a management fee for its services, calculated daily and payable monthly. Effective January 1, 1996, the management fee is equal to .95% per annum of the Fund's average daily net assets on the first $750 million of net assets and .85% per annum of the Fund's average daily net assets in excess of $750 million. For the fiscal year ended September 30, 1997, the Fund paid $8,127,464, equal to .94% per annum of its average daily net assets. For the fiscal year ended September 30, 1996, the Fund paid $6,014,692, equal to
 .92% per annum of its  average  daily net  assets.   For the fiscal  year  ended
September 30, 1995, the Fund paid management fees of $1,260,769, equal to .75% per annum of the Fund's average daily net assets.


     The Fund pays all its expenses other than those assumed by the Manager and Seligman Henderson Co. (the "Subadviser"), including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a Director of the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

     The Management Agreement was initially approved by the Board of Directors at a Meeting held on October 11, 1988 and by the shareholders at a meeting held on December 15, 1988. The amendments to the Management Agreement, effective January 1, 1996, to increase the fee rate payable to the Manager by the Fund, were approved by the Board of Directors on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) if the Manager shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund or by the Manager, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of the Manager's business. The Management Agreement provides that the Manager will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

     The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. On December 29, 1988, a majority of the outstanding voting securities of the Manager was purchased by Mr. William C. Morris and a simultaneous recapitalization of the Manager occurred. See Appendix for further history of the Manager.

     Under the Subadvisory Agreement, dated June 1, 1994, as amended January 1, 1996, the Subadviser supervises and directs a portion of the Fund's investment in foreign securities and Depositary Receipts, as designated by the Manager, consistent with the Fund's investment objectives, policies and principles. For these services, the Subadviser is paid a fee by the Manager, as described in the Fund's Prospectus. The Subadvisory Agreement was initially approved by the Board of Directors at a meeting held on January 20, 1994 and by the shareholders on May 19, 1994. The amendments to the Subadvisory Agreement, effective January 1, 1996, to increase the subadvisory fee rate payable by the Manager to the Subadviser, were approved by the Board of Directors on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Subadvisory Agreement will continue in effect until December 31 of each year (1) if such continuance is approved in the manner required by the 1940 Act (by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Subadvisory Agreement or interested persons of any such party) and (2) if the Subadviser shall not have notified the Manager in writing at least 60 days prior to December 31 of any year that it does not desire such continuance. The Subadvisory Agreement may be terminated at any time by the Fund, on 60 days written notice to the Subadviser. The Subadvisory Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement.

     The Subadviser is a New York general partnership formed by the Manager and Henderson International, Inc., a controlled affiliate of Henderson plc. Henderson plc, headquartered in London, is one of the largest independent money managers in Europe.

     For the fiscal years ended September 30, 1997, 1996 and 1995, the Fund did not require the services of the Subadviser.


     Officers, directors and employees of the Manager are permitted to engage in personal securities transactions, subject to the Manager's Code of Ethics (the "Ethics Code"). The Ethics Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, directors and employees (including all portfolio managers) of the Manager from purchasing or selling any security that the officer, director or employee knows or believes (i) was recommended by the Manager for purchase or sale by any client, including the Fund, within the preceding two weeks, (ii) has been reviewed by the Manager for possible purchase or sale within the preceding two weeks, (iii) is being purchased or sold by any client, (iv) is being considered by a research analyst, (v) is being acquired in a private placement, unless prior approval has been obtained from the Manager's Compliance Officer, or (vi) is being acquired during an initial or secondary public offering. The Ethics Code also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.


      The Ethics Code also prohibits (i) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages and (ii) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

      Officers, directors and employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

           ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

     The  Fund  has  adopted  an   Administration,   Shareholder   Services  and
Distribution Plan for each Class (the "Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

     The Plan was approved on March 19, 1992 by the Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors") and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on May 1, 1992. The Plan became effective in respect of the Class A shares on June 1, 1992. The Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The Plan was approved in respect of the Class D shares on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the Plan is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the Plan may be made except by a majority of both the Directors and the Qualified Directors.

     The Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors.

                             PORTFOLIO TRANSACTIONS

     The Management and Subadvisory Agreements recognize that in the purchase and sale of portfolio securities of the Fund, the Manager and Subadviser will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager and Subadviser for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager and Subadviser to be beneficial to the Fund. In addition, the Manager and Subadviser is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Manager and Subadviser in connection with its services to clients other than the Fund.

     In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

     When two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

      The total brokerage commissions paid to others for execution and research and statistical services for the fiscal years ended September 30, 1997, 1996 and 1995 were $1,446,040, $956,356 and $337,655, respectively.

                     PURCHASE AND REDEMPTION OF FUND SHARES

      The Fund issues three classes of shares: Class A shares may be purchased at a price equal to the next determined net asset value per share, plus a sales load. Class A shares purchased at net asset value without an initial sales load due to the size of the purchase are subject to a CDSL of 1% if such shares are redeemed within eighteen months of purchase. Class B shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within six years of purchase. Class D shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within one year of purchase. See "Alternative Distribution System," "Purchase of Shares," and "Redemption of Shares" in the Prospectus.

SPECIMEN PRICE MAKE-UP

      Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales load of 4.75% and Class D shares are sold at net asset value.* Using the Fund's net asset value at September 30, 1997, the maximum offering price of the Fund's shares is as follows:

      CLASS A

      Net asset value and redemption price per Class A share.........     $17.55

      Maximum sales load (4.75% of offering price)...................        .88
                                                                           -----

      Offering price to public.......................................     $18.43
                                                                           =====

      CLASS B

      Net asset value and offering price per share *.................     $16.68
                                                                           =====

      CLASS D

      Net asset value and offering price per share *.................     $16.69
                                                                           =====

--------------
* Class B shares are subject to a CDSL declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a CDSL of 1% on redemptions within one year of purchase. See "Redemption of Shares" in the Fund's Prospectus.

CLASS A SHARES - REDUCED INITIAL SALES LOADS

REDUCTIONS AVAILABLE. Shares of any Seligman Mutual Fund sold with an initial sales load in a continuous offering will be eligible for the following reductions:

      VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales load, reaches levels indicated in the sales load schedule set forth in the Prospectus.

      THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in Class A shares of the Fund and shares of the other Seligman Mutual Funds sold with an initial sales load with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase to determine reduced sales loads in accordance with the schedule in the Prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Financial Services, Inc. ("SFSI") is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

      A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales loads in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales load of the other Seligman Mutual Funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase. Reduced sales loads also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. For more information concerning the terms of the letter of intent see "Terms and Conditions - Letter of Intent - Class A Shares Only" in the back of the Prospectus.

      Class A shares purchased without an initial sales load in accordance with the sales load schedule in the Fund's prospectus, or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions of such shares within eighteen months of purchase.

PERSONS ENTITLED TO REDUCTIONS. Reductions in initial sales loads apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code, of 1986 (the "Code"), as amended, organizations tax exempt under Section 501 (c)(3) or
(13) of the Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

      1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

ELIGIBLE EMPLOYEE BENEFIT PLANS. The table of sales loads in the Prospectus applies to sales to "eligible employee benefit plans" (as defined in the Prospectus), except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from investment dealers or SFSI.

PAYMENT IN SECURITIES. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales load), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if the Manager determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales loads, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. (See "Valuation.")


FURTHER TYPES OF REDUCTIONS. Class A shares may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies and other personal holding companies to financial institution trust departments, to registered investment advisers exercising investment discretionary authority with respect to the purchase of Fund shares, or pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund, to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act, to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i)$500,000 invested in the Seligman Mutual Funds or (ii)50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.


      Class A shares may be issued without a sales load to present and retired directors, trustees, officers, employees (and their family members, as defined in the Prospectus) of the Funds, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund.

      Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

MORE ABOUT REDEMPTIONS. The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange
Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              DISTRIBUTION SERVICES


     SFSI, an affiliate of the Manager, acts as general distributor of the shares of the Fund and of the other Mutual Funds in the Seligman Group. The Fund and SFSI are parties to a Distributing Agreement dated January 1, 1993. As general distributor of the Fund's Capital Stock, SFSI allows commissions on sales of Fund shares to all dealers of up to 4.25% on purchases of Class A Shares to which the 4.75% sales load applies. Total sales loads paid by shareholders of Class A shares of the Fund for the fiscal years ended September 30, 1997, 1996 and 1995 amounted to $1,825,779, $6,222,709 and $5,489,669, respectively, of which $1,621,883, $5,532,809 and $4,882,246, respectively, was paid as commissions to dealers. SFSI receives the balance of sales loads and any CDSLs paid by investors on Class

D shares. For the fiscal years ended September 30, 1997, 1996 and 1995, SFSI retained CDSL charges on Class D shares amounting to $147,084, $117,636 and $22,116, respectively. For the fiscal year ended September 30, 1997, SFSI retained CDSL charges on Class A shares amounting to $1,089.

      SFSI has sold its rights to collect any CDSL imposed on redemptions of Class B shares to FEP Capital, L.P. ("FEP"). SFSI has also sold its rights to substantially all of the distribution fee in respect of Class B shares received by it pursuant to the Plan to FEP, which provides funding to SFSI to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares, SFSI receives payments from FEP based on the value of Class B shares sold. The aggregate amount of such payments and the Class B distribution fees retained by SFSI for the fiscal year ended September 30, 1997 and for the period ended September 30, 1996 amounted to $106,996 and $61,955, respectively.

      Effective April 1, 1995, Seligman Services, Inc. ("SSI"), an affiliate of the Manager, became eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the fiscal years ended September 30, 1997 and 1996, SSI received commissions of $25,093 and $156,157, respectively, from sales of Fund shares, and received distribution and service fees of $65,586 and $73,340, respectively, pursuant to the Plan. For the period ended September 30, 1995, SSI received commissions of $104,682 from sales of Fund shares and received distribution and service fees of $11,821, pursuant to the Plan.


                                    VALUATION


     Net asset value per share of each class of the Fund is determined as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will also determine net asset value for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of Fund shares might be materially affected. Net asset value per share for a class is computed by dividing such class' share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the Manager's fee, are accrued daily and taken into account for the purpose of determining net asset value. The net asset value of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fee with respect to such shares.


     Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in accordance with procedures approved by the Board of Directors.

     For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

                                   PERFORMANCE


     The average annual total returns for the Fund's Class A shares for the one-year, five-year, and ten-year periods through September 30, 1997 were
15.41%, 24.26%, and 15.56%, respectively. These returns were computed by subtracting the maximum sales load of 4.75% of public offering price and assuming that all of the dividends and distributions paid by the Fund over the relevant time period were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return). The average annual total returns for the Fund's Class B shares for the one-year period and for the period from April 22, 1996 (inception) through September 30, 1997 were 15.17% and 12.21%, respectively. This return was computed assuming that all dividends and distributions paid by the Fund's Class B shares, if any, were reinvested over the period. It was then assumed that at the end of the period, the entire amount was redeemed, subtracting the 5% CDSL. The average annual total returns for the Fund's Class D shares for the one-year period ended September 30, 1997 and from May 3, 1993 (inception) through September 30, 1997 were 19.32% and 23.15%, respectively. These returns were computed assuming that all of the dividends and distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the 1% CDSL, if applicable.

     Table A below illustrates the total return (income and capital) on Class A shares of the Fund with dividends invested and gain distributions taken in shares. It shows that a $1,000 investment in Class A shares, assuming payment of the 4.75% sales load, made on October 1, 1987 had a value of $4,246 on September 30, 1997 resulting in an aggregate total return of 324.65%. Table B illustrates the total return (income and capital) on Class B shares of the Fund with dividends and gain distributions taken in shares. It shows that a $1,000 investment in Class B shares on April 22, 1996 (commencement of operations of Class B shares) had a value of $1,181 on September 30, 1997 resulting in an aggregate total return of 18.07%. Table C illustrates the total return (income and capital) on Class D shares of the Fund with dividends invested and gain distributions taken in shares. It shows that a $1,000 investment in Class D shares made on May 3, 1993 (commencement of operations of Class D shares) had a value of $2,507 on September 30, 1997 resulting in an aggregate total return of 150.68%. The results shown should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of the Fund today.


                            TABLE A - CLASS A SHARES

                                   VALUE OF
                VALUE OF           CAPITAL           VALUE        TOTAL VALUE
YEAR            INITIAL             GAIN              OF              OF            TOTAL
ENDED 1       INVESTMENT 2      DISTRIBUTIONS      DIVIDENDS      INVESTMENT 2      RETURN 1,3
-------       ------------      -------------      ---------      ------------      ----------
9/30/88         $  703            $  133             $ --           $  836
9/30/89            916               173               --            1,089
9/30/90            714               135               --              849
9/30/91          1,091               210                1            1,302
9/30/92          1,040               324                1            1,365
9/30/93          1,306               750                1            2,057
9/30/94          1,184             1,074                1            2,259
9/30/95          1,429             1,659                2            3,090
9/30/96          1,566             1,936                2            3,504
9/30/97          1,787             2,457                2            4,246          324.65%


                            TABLE B - CLASS B SHARES

                                   VALUE OF
                VALUE OF           CAPITAL           VALUE        TOTAL VALUE
YEAR/PERIOD     INITIAL             GAIN              OF              OF            TOTAL
ENDED 1       INVESTMENT 2      DISTRIBUTIONS      DIVIDENDS      INVESTMENT 2      RETURN 3
-------       ------------      -------------      ---------      ------------      --------
9/30/96         $1,016            $ --               $ --           $1,016
9/30/97          1,107              74                 --            1,181          18.07%

                            TABLE C - CLASS D SHARES

                                   VALUE OF
                VALUE OF           CAPITAL           VALUE        TOTAL VALUE
YEAR/PERIOD     INITIAL             GAIN              OF              OF            TOTAL
ENDED 1       INVESTMENT 2      DISTRIBUTIONS      DIVIDENDS      INVESTMENT 2      RETURN 3
-------       ------------      -------------      ---------      ------------      --------

9/30/93         $ 1,265           $  -               $ --           $ 1,265
9/30/94           1,126            241                 --             1,367
9/30/95           1,345            507                 --             1,852
9/30/96           1,459            624                 --             2,083
9/30/97           1,649            858                 --             2,507         150.68%


1 For the ten-year period ended September 30, 1997 for Class A shares, from commencement of operations of Class B shares on April 22, 1996 and from commencement of operations of Class D shares on May 3, 1993.

2 The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales load or CDSL, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" reflects the effect of the CDSL, if applicable, and assumes investment of all dividends and capital gain distributions.

3 Total return for each Class of shares of the Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales load for Class A shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSL on Class B and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

      The Fund's total return and average annual total return of Class A shares quoted from time to time through June 1, 1992 do not reflect the deduction of the administration, shareholder services and distribution fee, and through December 31, 1995 for Class A and Class D shares does not reflect the increased management fee approved by shareholders on December 12, 1995 and effective on January 1, 1996; which fees if reflected would reduce the performance quoted.

      The Fund may also include its aggregate total return over a specified period in advertisements or in information furnished to present or prospective shareholders.

                               GENERAL INFORMATION

CAPITAL STOCK. The Board of Directors is authorized to classify or reclassify and issue any unissued Capital Stock of the Fund into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

CUSTODIAN. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian of the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.

AUDITORS. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                              FINANCIAL STATEMENTS

      The Annual Report to shareholders for the fiscal year ended September 30, 1997 contains a schedule of the investments of the Fund as of September 30,
1997, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditor's Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this Statement of Additional Information.

                                    APPENDIX

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

            Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

            Backed by nearly thirty years of business  success - culminating  in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o    Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.

o    Leads in the  purchase  and  subsequent  sale to the public of Newport News
     Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o    Introduces  Seligman  Select  Municipal  Fund,  Inc. and  Seligman  Quality
     Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.

o    Introduces  to  the  public   Seligman   Frontier   Fund,   Inc.,  a  small
     capitalization mutual fund.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value

================================================================================
PORTFOLIO OF INVESTMENTS
September 30, 1997

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCKS  93.7%
ADVERTISING  1.4%
ADVO*
  Direct mail advertising services    417,000     $  7,610,250
HA-LO INDUSTRIES*
  Distributor of specialty
  advertising products                250,000        7,140,625
                                                  ------------
                                                    14,750,875
                                                  ------------
AEROSPACE AND DEFENSE  1.2%
AVONDALE INDUSTRIES*
  Ship construction for military
  and commercial uses                 484,900       12,758,931
                                                  ------------
BUSINESS GOODS AND
SERVICES  16.3%
ACCUSTAFF*
  Temporary personnel services        950,000       29,925,000
AMERICAN PAD & PAPER*
  Manufacturer of paper-based
  office products                     264,600        3,290,963
BDM INTERNATIONAL*
  Provider of information systems
  software and services               334,000        8,370,875
CERIDIAN*
  Provider of data processing
  services                            690,100       25,533,700
COPART*
  Auctioneer of damaged vehicles
  for insurance companies             203,000        3,590,562
CORPORATE EXPRESS
  Supplier of office furniture      1,007,300       21,216,256
DST SYSTEMS*
  Provider of information
  processing and software
  services                            362,600       13,416,200
HOSPITALITY WORLDWIDE SERVICES*
  Provider of interior and exterior
  renovations and maintenance
  for the hospitality industry         75,000          984,375
JP FOODSERVICE*
  Distributor to food service
  industry                            324,600       10,224,900

BUSINESS GOODS AND
SERVICES (CONTINUED)
PERSONNEL GROUP OF AMERICA*
  Personnel staffing services         250,000     $  8,562,500
PIERCE LEAHY*
  Archive records management
  services                            231,900        6,290,288
PITTSTON BRINK'S GROUP
  Provider of security services       500,000       20,031,250
PMT SERVICES*
  Marketer of electronic credit
  card authorization and
  payment systems                     487,600        7,557,800
STAFF LEASING*
  Provider of a broad range of
  business services for small-
  and medium-sized businesses         200,000        4,937,500
TELESPECTRUM WORLDWIDE*
  Provider of telemarketing and
  marketing research services         126,100          640,352
VESTCOM INTERNATIONAL*
  Provider of computer output
  and document management
  services                            180,000        3,465,000
                                                  ------------
                                                   168,037,521
                                                  ------------
CAPITAL GOODS  4.3%
CARBIDE/GRAPHITE GROUP*
  Producer of graphite
  electrodes                          146,800        4,936,150
DONCASTERS (ADRS)*+
  Manufacturer of tolerance-
  critical components                 500,000       15,000,000
OAK INDUSTRIES*
  Manufacturer of electrical
  controls                            475,000       12,884,375
UCAR INTERNATIONAL*
  Producer of graphite electrodes     239,600       11,440,900
                                                  ------------
                                                    44,261,425
                                                  ------------
CHEMICALS  0.7%
POLYMER GROUP*
  Manufacturer and marketer
  of polyolefin products              550,000        7,081,250
                                                  ------------
-------------------------
See footnotes on page 13.

================================================================================
PORTFOLIO OF INVESTMENTS
September 30, 1997

                                      SHARES         VALUE
                                      ------         -----
COMMUNICATIONS  3.1%
ARCH COMMUNICATIONS GROUP*
  Provider of nationwide
  paging services                     400,000      $ 3,475,000
CIDCO*
  Designer and developer of
  network service equipment           340,000        6,523,750
GLENAYRE TECHNOLOGIES*
  Manufacturer of paging
  infrastructure equipment            455,200        7,610,375
OMNIPOINT*
  Provider of personal
  communications services             475,000       10,375,781
STANFORD TELECOMMUNICATIONS*
  Manufacturer of systems for
  earth stations                       79,800        1,730,663
WESTERN WIRELESS (CLASS A)*
  Provider of wireless
  communications services             126,750        2,384,484
                                                  ------------
                                                    32,100,053
                                                  ------------
COMPUTER SOFTWARE
AND SERVICES  6.5%
ADVANTAGE LEARNING SYSTEMS*
  Developer of educational software    22,000          554,125
AFFILIATED COMPUTER SERVICES (CLASS A)*
  Provider of information
  processing services                 286,600        7,093,350
AMERICAN MANAGEMENT SYSTEMS*
  Management and administration
  of computer services                250,000        4,765,625
ANALYSTS INTERNATIONAL
  Provider of computer
  programming services                125,000        4,867,187
BISYS GROUP*
  Provider of data processing
  services                            320,500       10,286,047
BLACK BOX*
  Provider of communications and
  networking solutions                275,000       11,962,500
INSO CORPORATION*
  Marketer and developer of textual
  information software                183,600        2,289,263
PERVASIVE SOFTWARE*
  Provider of embedded
  database software                   104,000        1,183,000

COMPUTER SOFTWARE
AND SERVICES (CONTINUED)
PRIMARK*
  Provider of information through
  software and databases              175,000      $ 5,173,438
PROBUSINESS SERVICES*
  Provider of employee
  administration services              75,000        1,429,687
PSW TECHNOLOGIES*
  Provider of high-value solutions
  to technology vendors and
  business end-users                  420,000        5,460,000
SYNOPSYS*
  Developer of integrated circuit
  design software                     271,900       11,547,253
                                                  ------------
                                                    66,611,475
                                                  ------------
CONSUMER GOODS AND
SERVICES  3.5%
AMERICAN HOMESTAR
  Retailer and producer of
  manufactured homes                  375,000        8,859,375
CARRIAGE SERVICES (CLASS A)*
  Provider of funeral services
  and products                        302,300        5,271,356
COINMACH LAUNDRY*+
  Provider of coin-operated
  laundry equipment
  and services                        600,000       14,550,000
EQUITY*
  Provider of funeral services        321,300        7,490,306
                                                  ------------
                                                    36,171,037
                                                  ------------
DRUGS AND HEALTH CARE  12.0%
AMERICAN HOMEPATIENT*
  Provider of home health
  care services                       400,000        9,100,000
AMERISOURCE HEALTH (CLASS A)*
  Distributor of pharmaceutical
  supplies                            240,500       14,054,219
CASTLE DENTAL CENTERS*
  Manager of integrated dental
  networks                            122,000        1,692,750
COMPDENT*
  Provider of managed-care
  dental services                     420,000       10,421,250
-------------------------
See footnotes on page 13.

================================================================================
PORTFOLIO OF INVESTMENTS
September 30, 1997

                                      SHARES         VALUE
                                      ------         -----
DRUGS AND HEALTH CARE
(CONTINUED)

HEALTHCOR HOLDINGS*
  Provider of home health care
  services                            300,000      $ 1,537,500
INTEGRATED HEALTH SERVICES
  Operator of geriatric
  medical facilities                  130,000        4,346,875
NATIONAL SURGERY CENTERS*
  Operator of ambulatory
  surgery centers                     480,000       10,470,000
NCS HEALTHCARE*
  Health care facility and
  pharmacy services                   275,000        7,046,875
OMNICARE
  Provider of pharmacy services
  to long-term care institutions      238,500        7,751,250
ORTHALLIANCE (CLASS A)*
  Provider of management services
  to orthodontic practices            300,000        4,462,500
PHYCOR*
  Operator of multi-specialty
  medical clinics                     180,000        5,236,875
SCHERER (R.P.)*
  Developer and producer of
  pharmaceutical delivery
  systems                             300,000       18,581,250
SIERRA HEALTH SERVICES*
  Owner and operator of HMOs          109,600        4,014,100
TOTAL RENAL CARE HOLDINGS*
  Provider of dialysis services       311,400       15,570,000
WATSON PHARMACEUTICALS*
  Manufacturer of off-patent
  medications                         145,300        8,681,675
                                                  ------------
                                                   122,967,119
                                                  ------------
EDUCATIONAL SERVICES  1.8%
EDUCATION MANAGEMENT*
  Provider of postsecondary
  education                           130,900        3,436,125
EDUCATIONAL MEDICAL*+
  Provider of diversified
  career-oriented postsecondary
  education                           605,000        5,104,687

EDUCATIONAL SERVICES (CONTINUED)
Edutrek International (Class A)*
  Operator of the American
  College                             233,000     $  6,174,500
YOUTH SERVICES*
  Operator of residential and
  community-based programs
  for at-risk youths                  200,000        3,287,500
                                                  ------------
                                                    18,002,812
                                                  ------------
ELECTRONICS  9.4%
ADFLEX SOLUTIONS*
  Flexible circuit boards             122,500        2,985,938
BURR-BROWN*
  Manufacturer of microelectric
  data devices for business
  end-users                           206,800        6,927,800
CERPROBE*
  Developer and marketer of
  circuit-testing products            100,000        2,531,250
COGNEX*
  Manufacturer of machine
  vision systems                      496,600       16,387,800
CREDENCE SYSTEMS*
  Manufacturer of automated
  semiconductor testing
  equipment                           252,300       12,331,162
ELECTRO SCIENTIFIC INDUSTRIES*
  Manufacturer of computer
  controlled laser systems             95,000        5,818,750
GENERAL SEMICONDUCTORS*
  Power semiconductors                363,500        4,680,062
KEMET*
  Manufacturer and supplier
  of capacitors                       300,000        9,159,375
LATTICE SEMICONDUCTOR*
  Manufacturer of programmable
  logic devices                       290,000       18,895,313
PMC-SIERRA*
  Integrated circuit supplier         258,500        6,575,594
VISHAY INTERTECHNOLOGY*
  Developer and manufacturer
  of electronic passive components    380,100       10,048,894
                                                  ------------
                                                    96,341,938
                                                  ------------
-------------------------
See footnotes on page 13.
10

================================================================================
PORTFOLIO OF INVESTMENTS
September 30, 1997

                                      SHARES         VALUE
                                      ------         -----
ENVIRONMENTAL
MANAGEMENT  1.9%
ALLIED WASTE INDUSTRIES*
  Integrated waste disposal           793,500     $ 15,225,281
WATERLINK*
  Water purification and
  treatment systems                   250,000        4,687,500
                                                  ------------
                                                    19,912,781
                                                  ------------
FARM EQUIPMENT  0.2%
RDO EQUIPMENT (CLASS A)*
  Sale and service of
  John Deere equipment                 83,700        1,925,100
                                                  ------------
FINANCIAL SERVICES  6.6%
AMERICAN CAPITAL STRATEGIES*
  Provider of commercial financing    138,900        2,751,956
CMAC INVESTMENT
  Private mortgage insurance          200,000       10,725,000
COMMERCE BANCORP
  Commercial bank                     127,034        4,938,447
CONTIFINANCIAL*
  Provider of consumer and
  commercial financing                164,200        5,336,500
FINOVA GROUP
  Provider of real estate
  financing and insurance              78,400        7,418,600
FIRST INVESTORS FINANCIAL
SERVICES GROUP*
  Consumer finance company            150,000        1,256,250
HEALTHCARE FINANCIAL PARTNERS*
  Provider of financing for
  health care service providers       178,500        5,466,563
IMPERIAL CREDIT INDUSTRIES*
  Mortgage banking operations         164,900        4,380,156
INSIGNIA FINANCIAL GROUP*
  Real estate management
  services                            273,900        5,512,238
MEDALLION FINANCIAL
  Provider of loan financing for
  the purchase of taxicab
  medallions and related assets        50,000        1,081,250
OCWEN FINANCIAL*
  Holding company involved
  in asset acquisition, finance,
  and management                      200,000        8,425,000

FINANCIAL SERVICES (CONTINUED)
PFF BANCORP*
  Holding company                     100,000      $ 1,918,750
ROSLYN BANCORP*
  Savings bank                        200,000        4,443,750
SECURITY CAPITAL GROUP*
  Savings and loan                     21,500          739,062
STATEWIDE FINANCIAL
  Savings bank                        150,000        3,234,375
                                                  ------------
                                                    67,627,897
                                                  ------------
GAMING  2.0%
GTECH HOLDINGS*
  Operator of state and local
  lottery systems                     300,000       10,256,250
INTERSTATE HOTELS*
  Hotel management                    200,000        6,525,000
SUN INTERNATIONAL HOTELS*
  Operator of resort and
  casino hotels                       100,000        3,450,000
                                                  ------------
                                                    20,231,250
                                                  ------------
INDEPENDENT POWER
PRODUCERS  3.1%
CALENERGY*
  Developer, marketer, and
  operator of power
  generation facilities               600,000       19,950,000
CALPINE*
  Developer, marketer, and
  operator of power
  generation facilities               573,300       11,788,481
                                                  ------------
                                                    31,738,481
                                                  ------------
INDUSTRIAL GOODS AND
SERVICES  1.3%
GENERAL CABLE*
  Developer of copper wire and
  cable products                      350,000       12,425,000
INDUSTRIAL DISTRIBUTION*
  Distributor of maintenance,
  repair, operation, and
  production products                  55,000        1,155,000
                                                  ------------
                                                    13,580,000
                                                  ------------
-------------------------
See footnotes on page 13.

================================================================================
PORTFOLIO OF INVESTMENTS
September 30, 1997

                                      SHARES         VALUE
                                      ------         -----
MEDIA AND
BROADCASTING  3.6%
CHANCELLOR BROADCASTING (CLASS A)*
  Radio broadcasting                  208,146     $ 10,992,711
HEARST-ARGYLE TELEVISION (CLASS A)*
  TVbroadcasting                      293,148        8,849,405
JACOR COMMUNICATIONS*
  Radio broadcasting                  265,000       11,701,406
PAXSON COMMUNICATIONS (CLASS A)*
  TV broadcasting                     500,000        5,812,500
                                                  ------------
                                                    37,356,022
                                                  ------------
MEDICAL PRODUCTS AND
TECHNOLOGY  5.3%
DENTSPLY INTERNATIONAL
  Manufacturer of dental and
  medical x-ray equipment             200,000       11,237,500
GULF SOUTH MEDICAL SUPPLY*
  Distributor of medical supplies     179,700        4,818,206
HANGER ORTHOPEDIC GROUP*
  Provider of orthopedic and
  prosthetic rehabilitation services  410,500        6,131,844
SUBURBAN OSTOMY SUPPLY*
  Medical supplies wholesaler         400,000        3,825,000
SYBRON INTERNATIONAL*
  Manufacturer of laboratory
  and dental supplies                 275,000       11,807,812
THERMOQUEST*
  Manufacturer of specialty
  analytical instruments              250,000        4,838,500
WATERS*
Manufacturer of liquid
chromatography instruments            275,000       12,151,563
                                                  ------------
                                                    54,810,425
                                                  ------------
METALS  0.5%
METALS USA*
  Metals processor and services       140,000        2,161,250
STEEL DYNAMICS*
  Operator of steel minimills         130,000        3,067,188
                                                  ------------
                                                     5,228,438
                                                  ------------
OIL AND GAS  2.1%
AMERICAN OILFIELD DIVERS*
  Provider of diving, marine
  construction, and environmental
  services to the oil and
  offshore oil and gas industry       100,000     $  1,528,125
GULF INDONESIA RESOURCES*
  Developer and producer of oil
  and natural gas                     102,500        2,280,625
POGO PRODUCING
  Oil and gas exploration,
  production, and development         196,600        8,588,962
PRIDE INTERNATIONAL*
  Provider of oil and
  gas well services                   100,000        3,400,000
SANTA FE ENERGY RESOURCES*
  Oil and gas exploration,
  production, and development         500,000        6,250,000
                                                  ------------
                                                    22,047,712
                                                  ------------
PLASTICS  0.4%
IVEX PACKAGING*
  Manufacturer of specialty
  packaging                            37,700          603,200
SPARTECH
  PVC compounds; plastic
  sheeting                            200,000        3,000,000
                                                  ------------
                                                     3,603,200
                                                  ------------
PUBLISHING  0.8%
JOURNAL REGISTER*
  Publisher of newspapers             400,000        7,850,000
                                                  ------------
REAL ESTATE INVESTMENT
TRUST  0.7%
PRISON REALTY TRUST
  Prison REIT                         198,400        7,489,600
                                                  ------------
RETAIL TRADE  2.8%
BARNES & NOBLE*
  Owner and operator of retail
  book stores and superstores         188,600        5,327,950
BORDERS GROUP*
  Operator of book superstores        198,000        5,445,000

-------------------------
See footnotes on page 13.

================================================================================
PORTFOLIO OF INVESTMENTS
September 30, 1997

                                      SHARES         VALUE
                                      ------         -----
RETAIL TRADE (CONTINUED)
GUCCI GROUP
  Manufacturer and marketer
  of apparel                           86,700     $  4,064,063
PARTY CITY*
  Owner and operator of
  party supplies stores               252,000        6,583,500
STAGE STORES*
  Owner and operator of
  apparel stores                      175,000        7,525,000
                                                  ------------
                                                    28,945,513
                                                  ------------
TRANSPORTATION  2.2%
OMI*
  Operator of a fleet of
  cargo ships                         600,000        7,500,000
US XPRESS ENTERPRISES*
  Provider of transportation and
  logistics services                  280,000        5,635,000
WISCONSIN CENTRAL TRANSPORT*
  Operator of regional railroad
  systems                             301,800        9,591,581
                                                  ------------
                                                    22,726,581
                                                  ------------
OTHER                                                  108,989
                                                  ------------
TOTAL COMMON STOCKS
(Cost $771,359,466)                                964,266,425
                                                  ------------

                                   PRIN. AMT.         VALUE
                                   ----------         -----
SHORT-TERM HOLDINGS  7.3%
ABN-AMRO Bank, Grand Cayman
  Fixed Time Deposit
  6 1/4%, 10/1/1997               $38,400,000     $ 38,400,000
Rabo Bank, Grand Cayman
  Fixed Time Deposit,
  6%, 10/1/1997                    36,800,000       36,800,000
                                                --------------
TOTAL SHORT-TERM HOLDINGS
(Cost $75,200,000)                                  75,200,000
                                                --------------
TOTAL INVESTMENTS  101.0%
(Cost $846,559,466)                              1,039,466,425
OTHER ASSETS
LESS LIABILITIES  (1.0)%                           (10,432,584)
                                                --------------

NET ASSETS  100.0%                              $1,029,033,841
                                                ==============

--------------------------------
* Non-income producing security.

+ Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities). Descriptions of companies have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997


ASSETS:
Investments, at value:
  Common Stocks* (cost $771,359,466) ........... $964,266,425
  Short-term Holdings (cost $75,200,000) .......   75,200,000   $1,039,466,425
                                                  -----------

Cash ........................................................        2,584,851
Receivable for securities sold ..............................       14,333,497
Receivable for Capital Stock sold ...........................        4,274,766
Expenses prepaid to shareholder service agent ...............          208,552
Receivable for dividends and interest .......................          124,176
Other .......................................................           41,482
                                                                --------------
TOTAL ASSETS ................................................    1,061,033,749
                                                                --------------


LIABILITIES:
Payable for securities purchased ............................       27,305,295
Payable for Capital Stock repurchased .......................        3,079,792
Accrued expenses, taxes, and other ..........................        1,614,821
                                                                --------------
TOTAL LIABILITIES ...........................................       31,999,908
                                                                --------------
NET ASSETS ..................................................   $1,029,033,841
                                                                ==============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value; 500,000,000 shares authorized;
  59,986,643 shares outstanding):
  Class A ...................................................   $    3,237,931
  Class B ...................................................          418,777
  Class D ...................................................        2,341,956
Additional paid-in capital ..................................      759,667,216
Accumulated net investment loss .............................          (55,235)
Undistributed net realized gain .............................       70,516,237
Net unrealized appreciation of investments ..................      192,906,959
                                                                --------------
NET ASSETS ..................................................   $1,029,033,841
                                                                ==============

NET ASSET VALUE PER SHARE:
CLASS A ($568,260,542 / 32,379,305 shares) ..................           $17.55
                                                                        ======
CLASS B ($69,869,042 / 4,187,775 shares) ....................           $16.68
                                                                        ======
CLASS D ($390,904,257 / 23,419,563 shares) ..................           $16.69
                                                                        ======

----------
* Includes affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities) with a cost of $25,548,998 and a value of $34,654,687.
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS
For the Year Ended September 30, 1997

INVESTMENT INCOME:
Interest ..................................  $  2,488,812
Dividends (net of foreign taxes
 withheld of $13,480) .....................     1,118,273
                                             ------------
TOTAL INVESTMENT INCOME ...................                        $  3,607,085

EXPENSES:
Management fee ............................     8,127,464
Distribution and service fees .............     4,832,230
Shareholder account services ..............     2,209,092
Registration ..............................       293,914
Custody and related services ..............       264,855
Shareholder reports and communications ....       260,108
Auditing and legal fees ...................        61,531
Directors' fees and expenses ..............        27,846
Miscellaneous .............................        35,164
                                             ------------
TOTAL EXPENSES ...........................................           16,112,204
                                                                   ------------
NET INVESTMENT LOSS ......................................          (12,505,119)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ..........    91,955,538
Net change in unrealized appreciation of
 investments ..............................    93,832,612
                                             ------------
NET GAIN ON INVESTMENTS ..................................          185,788,150
                                                                   ------------
INCREASE IN NET ASSETS FROM OPERATIONS ...................         $173,283,031
                                                                   ============
----------
See Notes to Financial Statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED SEPTEMBER 30,
                                                                                        ------------------------
                                                                                         1997                        1996
                                                                                    -------------               ------------
OPERATIONS:
Net investment loss .........................................................       $ (12,505,119)              $ (7,959,744)
Net realized gain on investments ............................................   `      91,955,538                 54,587,427
Net change in unrealized appreciation of investments ........................          93,832,612                 37,679,696
                                                                                    -------------               ------------
INCREASE IN NET ASSETS FROM OPERATIONS ......................................         173,283,031                 84,307,379
                                                                                    -------------               ------------

DISTRIBUTION TO SHAREHOLDERS:
Net realized gain on investments:
    Class A .................................................................         (29,080,493)               (10,171,960)
    Class B .................................................................          (1,712,339)                       --
    Class D .................................................................         (20,123,337)                (5,808,812)
                                                                                    -------------               ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ...................................         (50,916,169)               (15,980,772)
                                                                                    -------------              -------------

                                                     SHARES
                                            ------------------------
                                            YEAR ENDED SEPTEMBER 30,
                                            ------------------------
                                         1997                       1996
                                     ----------                  ----------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares:
    Class A ........................   8,188,436                  16,492,254          120,301,313                234,133,389
    Class B ........................   2,700,791                   1,620,257           38,590,991                 23,578,876
    Class D ........................   5,459,136                  13,296,830           76,822,163                183,469,155
Exchanged from associated Funds:
    Class A ........................  10,428,910                   9,570,832          150,564,472                139,553,114
    Class B ........................     442,678                      46,856            6,149,856                    666,508
    Class D ........................   2,960,507                   2,094,306           41,877,344                 29,327,262
Shares issued in payment of gain
distributions:
    Class A ........................   1,789,620                     634,890           25,108,371                  8,602,756
    Class B ........................     114,153                          --            1,533,070                         --
    Class D ........................   1,400,777                     414,331           18,812,429                  5,431,884
                                      ----------                  ----------        -------------              -------------
Total ..............................  33,485,008                  44,170,556          479,760,009                624,762,944
                                      ----------                  ----------        -------------              -------------

Cost of shares repurchased:
    Class A ........................ (10,676,096)                 (3,546,560)        (155,515,563)               (50,876,224)
    Class B ........................    (208,490)                    (11,460)          (2,970,321)                  (168,482)
    Class D ........................  (5,321,563)                 (1,773,522)         (73,595,265)               (24,524,473)
Exchanged into associated Funds:
    Class A ........................ (11,414,103)                 (8,475,688)        (165,114,909)              (123,710,010)
    Class B ........................    (486,787)                    (30,223)          (6,666,931)                  (427,330)
    Class D ........................  (3,910,240)                 (1,888,645)         (54,310,345)               (25,867,750)
                                      ----------                  ----------        -------------              -------------
Total .............................. (32,017,279)                (15,726,098)        (458,173,334)              (225,574,269)
                                      ----------                  ----------        -------------              -------------
INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS .................   1,467,729                  28,444,458           21,586,675                399,188,675
                                     ===========                 ===========        -------------              -------------
INCREASE IN NET ASSETS .....................................................          143,953,537                467,515,282

NET ASSETS:
Beginning of year ..........................................................          885,080,304                417,565,022
                                                                                   --------------             --------------
END OF YEAR (including accumulated net investment loss of $55,235
and $49,246, respectively) .................................................       $1,029,033,841               $885,080,304
                                                                                   ==============              =============

----------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Frontier Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement date of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 1997, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended September 30, 1997, amounted to $810,098,949 and $887,692,255, respectively.

            At September 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $227,964,985 and $35,058,026, respectively.

4. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. &
W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund's average daily net assets and 0.85% per annum of the Fund's average daily net assets in excess of $750 million. The management fee

================================================================================
NOTES TO FINANCIAL STATEMENTS

reflected in the Statement of Operations represents 0.94% per annum of the Fund's average daily net assets.

            Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $203,896 from sales of Class A shares after commissions of $1,621,883 were paid to dealers.

            The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended September 30, 1997, fees paid aggregated $1,105,878, or 0.22% per annum of average daily net assets of Class A shares.

            Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

            With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

            For the year ended September 30, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $411,435 and $3,314,917, respectively.

            The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended September 30, 1997, such charges amounted to $148,173.

            The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor for the year ended September 30, 1997, amounted to $106,966.

            Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 1997, Seligman Services, Inc. received commissions of $25,093 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $65,586, pursuant to the Plan.

            Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $2,206,235 for shareholder account services.

            Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

            The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at September 30, 1997, of $55,235 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- The Fund has a $78 million committed line of credit facility with a group of banks. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the federal funds rate plus 0.50% per annum. The Fund incurs a commitment fee of 0.10% per annum on the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

================================================================================
NOTES TO FINANCIAL STATEMENTS

6. AFFILIATED ISSUERS -- As defined under the Investment Company Act of
1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 1997, is as follows:

                                      GROSS           GROSS
                     BEGINNING      PURCHASES        SALES AND     ENDING      REALIZED     DIVIDEND     ENDING
AFFILIATE              SHARES      AND ADDITIONS    REDUCTIONS     SHARES        GAIN        INCOME       VALUE
---------              ------      -------------    ----------     ------        ----        ------       -----
Coinmach Laundry ..... 370,000        230,000           --         600,000       --            --     $14,550,000
DONCASTERS (ADRs) ....    --          500,000           --         500,000       --            --      15,000,000
Educational Medical ..    --          605,000           --         605,000       --            --       5,104,687
                                                                                                      -----------
TOTAL ................                                                                                $34,654,687
                                                                                                      ===========

================================================================================
FINANCIAL HIGHLIGHTS

            The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of eachClass, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

            "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

            "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which the commissions were paid. This rate is provided for periods beginning October 1, 1995.

                                                                                  CLASS A
                                               ---------------------------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                               ---------------------------------------------------------------------------------
                                                 1997o             1996              1995              1994              1993
                                                 -----             ----              ----              ----              ----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...........  $15.38            $14.04             $11.62           $12.83            $10.22
                                                ------            ------             ------           ------            ------
Net investment loss ..........................    (.16)             (.13)              (.06)            (.08)             (.03)
Net realized and unrealized investment gain ..    3.20              1.95               3.87             1.10              4.54
                                                ------            ------             ------           ------            ------
INCREASE FROM INVESTMENT OPERATIONS ..........    3.04              1.82               3.81             1.02              4.51
Distributions from net gain realized .........    (.87)             (.48)             (1.39)           (2.23)            (1.90)
                                                ------            ------             ------           ------            ------
NET INCREASE (DECREASE) IN NET ASSET VALUE ...    2.17              1.34               2.42            (1.21)             2.61
                                                ------            ------             ------           ------            ------
NET ASSET VALUE, END OF YEAR .................  $17.55            $15.38             $14.04           $11.62            $12.83
                                                ======            ======             ======           ======            ======
TOTAL RETURN BASED ON NET ASSET VALUE:           21.19%            13.40%             36.80%            9.79%            50.67%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............    1.52%             1.56%              1.43%            1.34%             1.25%
Net investment loss to average net assets ....  (1.10)%            (.91)%             (.50)%           (.87)%            (.27)%
Portfolio turnover ...........................   97.37%            59.36%             71.52%          124.76%           129.13%
Average commission rate paid .................   $.0540            $.0538
NET ASSETS, END OF YEAR
(000S omitted) .............................   $568,261          $523,737           $272,122          $58,478           $43,188

----------
See footnotes on page 21.

================================================================================
FINANCIAL HIGHLIGHTS

                                                  CLASS B                                         CLASS D
                                            ----------------------      ---------------------------------------------------------
                                              YEAR        4/22/96*                                                        5/3/93*
                                              ENDED          TO                      YEAR ENDED SEPTEMBER 30,               TO
                                                                       -----------------------------------------------
                                            9/30/97o      9/30/96o        1997o        1996o        1995o        1994o    9/30/93
                                            --------      --------        -----        -----        -----        -----    -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .....  $14.78       $14.55          $14.77        $13.61       $11.40      $12.80    $10.12
                                            ------       ------          ------        ------       ------      ------    ------
Net investment loss                           (.27)        (.11)           (.27)         (.24)        (.15)       (.23)     (.04)
Net realized and unrealized investment gain   3.04          .34            3.06          1.88         3.75        1.06      2.72
                                            ------       ------          ------        ------       ------      ------    ------
INCREASE FROM INVESTMENT OPERATIONS ......    2.77          .23            2.79          1.64         3.60         .83      2.68
Distributions from net gain realized .....    (.87)          --            (.87)         (.48)       (1.39)      (2.23)       --
                                            ------       ------          ------        ------       ------      ------    ------
NET INCREASE (DECREASE) IN NET ASSET VALUE    1.90          .23            1.92          1.16         2.21       (1.40)     2.68
                                            ------       ------          ------        ------       ------      ------    ------
NET ASSET VALUE, END OF PERIOD ..........   $16.68       $14.78          $16.69        $14.77       $13.61      $11.40    $12.80
                                            ======       ======          ======        ======       ======      ======    ======
TOTAL RETURN BASED ON NET ASSET VALUE:       20.17%        1.58%          20.32%        12.47%       35.53%       8.06%    26.48%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..........     2.30%        2.45%+          2.30%         2.35%        2.29%       2.72%     2.24%+
Net investment loss to average net assets   (1.88)%      (1.80)%+        (1.88)%       (1.70)%      (1.35)%     (2.25)%   (1.94)%+
Portfolio turnover ......................    97.37%       59.36%++        97.37%        59.36%       71.52%     124.76%   129.13%+++
Average commission rate paid ............    $.0540       $.0538++        $.0540        $.0538
NET ASSETS, END OF PERIOD
(000S omitted) ..........................   $69,869      $24,016        $390,904      $337,327     $145,443      $9,318      $967

----------
o The per share amounts for the periods ended September 30, 1997, 1996, 1995, and 1994, are calculated based on average shares outstanding.
*    Commencement of offering of shares.
+    Annualized.
++   For the year ended September 30, 1996.
+++  For the year ended September 30, 1993.
See Notes to Financial Statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN FRONTIER FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Frontier Fund, Inc. as of September 30, 1997, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 31, 1997
--------------------------------------------------------------------------------

                                                                File No. 2-92487
                                                                        811-4078


PART C.   OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)       Financial Statements:


Part A - Financial Highlights for Class A shares for the ten years ended September 1997.
          Financial Highlights for Class B shares for the period April 22, 1996 (commencement of operations) to September 30, 1997.
          Financial Highlights for Class D shares for the period May 3, 1993 (commencement of operations) to September 30, 1997.

Part B -

          Required Financial Statements, which are included in the Fund's Annual Report to shareholders dated September 30, 1997, are incorporated by reference in the Statement of Additional Information. These Financial Statements are: Portfolio of Investments as of September 30, 1997. Statement of Assets and Liabilities as of September 30, 1997;
          Statement of Operations for the year ended September 30, 1997; Statements of Changes in Net Assets for the years ended September 30, 1997 and September 30, 1996; Notes to Financial Statements; Financial Highlights for the five years ended September 30, 1997 for the Fund's Class A shares, for the period April 22, 1996 (commencement of operations) to September 30, 1997 for the Fund's Class B shares and for the period May 3, 1993 (commencement of operations) to September 30, 1997 for the Fund's Class D shares; Report of Independent Auditors.


(b) Exhibits: All Exhibits have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which are attached hereto.

(1) Form of Amended and Restated Articles of Incorporation. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(2) Amended and Restated Bylaws of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)


(3)       Not applicable

(4)       Copy of Specimen Stock Certificate.
          (Incorporated by Reference to Form SE filed on April 16, 1996.)

(5) Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated.
          (Incorporated by reference to Registrant's Post-Effective Amendment No 20, filed April 19, 1996.)

(5)(a) Subadvisory Agreement between J.& W. Seligman & Co. Incorporated and Seligman Henderson Co.
          (Incorporated by referenced to Registrant's Post-Effective Amendment No. 20, filed April 19, 1996.)

(6) Distributing Agreement between Registrant and Seligman Financial Services, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(6)(a) Amended Sales Agreement between Seligman Financial Services, Inc. and Dealer.
          (Incorporated by reference to Registrant's Post-Effective Amendment No 20, filed April 19, 1996.)

(7) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(7)(a) Deferred Compensation Plan for Directors of Seligman Group of Funds. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(8) Custody Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(9)       Not applicable

                                                                File No. 2-92487
                                                                        811-4078


PART C.   OTHER INFORMATION (continued)

(10) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(11)      Consent of Independent Auditors.*

(12)      Not applicable

(13)(a) Copy of Purchase Agreement for Initial Capital for Class B shares. (Incorporated by referenced ot Registrant's Post-Effective Amendment No. 20, filed April 19, 1996.)

(13)(b) Copy of Purchase Agreement for Initial Capital for Class D shares. (Incorporated by reference to Registrant's Post- Effective Amendment No. 21 filed on January 28, 1997.)

(14)      The Seligman IRA Plan Agreement.
          (Incorporated by reference to Exhibit 14 of Registration Statement No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(14a)     The Seligman Simple IRA Plan Set-Up Kit.
          (Incorporated by reference to Exhibit 14 of Registration Statement No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(14b)     The Seligman Simple IRA Plan Agreement.
          (Incorporated by reference to Exhibit 14 of Registration Statement No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(15) Copy of Amended Administration, Shareholder Services and Distribution Plan and Form of Agreement of Registrant. (Incorporated by referenced to Registrant's Post-Effective Amendment No. 20 filed April 19, 1996.)

(16) Schedules of computation of Performance Data provided in Registration Statement in response to Item 22. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(17) Financial Data Schedules meeting the requirements of Rule 483 under the Securities Act of 1933.*

(18) Copy of Multiclass Plan for Seligman Group of Funds pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

Other Exhibits:     Powers of Attorney*

Item 25.  Persons Controlled by or Under Common Control with Registrant - None.

Item 26.  Number of Holders of Securities

                   (1)                           (2)
                                        Number of Record
          Title of Class                Holders as of January 2, 1998
          --------------                -----------------------------
          Class A Common Stock                   29,082
          Class B Common Stock                    4,548
          Class D Common Stock                   17,409

                                                                File No. 2-92487
                                                                        811-4078


PART C.   OTHER INFORMATION (continued)

Item 27.  Indemnification

               Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 21 to the Registration Statement.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28. Business and Other Connections of Investment Adviser - J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to seventeen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman
          Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

          Seligman Henderson Co. ("Subadviser") is the Registrant's subadviser. The Subadviser also serves as subadviser to nine other associated investment companies. They are Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman Income Fund, Inc., the Global, Global Growth
          Opportunity,   Global   Smaller   Companies  and  Global   Technology
          Portfolios of Seligman Portfolios, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

          The Manager and Subadviser each have an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager and the Subadviser, respectively, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D or Form ADV, filed by the Manager and the Subadviser, respectively, pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798 and SEC File No. 801-40670), which were filed on June 3, 1997.


Item 29.  Principal Underwriters

     (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser are:

          Seligman Capital Fund, Inc.
          Seligman Cash Management Fund, Inc.
          Seligman Common Stock Fund, Inc.
          Seligman Communications and Information Fund, Inc.
          Seligman Growth Fund, Inc.
          Seligman Henderson Global Fund Series, Inc.
          Seligman High Income Fund Series
          Seligman Income Fund, Inc.
          Seligman Municipal Fund Series, Inc.
          Seligman Municipal Series Trust
          Seligman New Jersey Municipal Fund, Inc.
          Seligman Pennsylvania Municipal Fund Series

                                                                File No. 2-92487
                                                                        811-4078


PART C.   OTHER INFORMATION (continued)


          Seligman Portfolios, Inc.
          Seligman Value Fund Series, Inc.


     (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 21:


                        Seligman Financial Services, Inc.
                             As of December 31, 1997

                 (1)                                   (2)                                          (3)
          Name and Principal                  Positions and Offices                        Positions and Offices
           Business Address                   with Underwriter                             with Registrant
           ----------------                   ----------------                             ---------------
          WILLIAM C. MORRIS*                  Director                                     Chairman of the Board and Chief
                                                                                           Executive Officer
          BRIAN T. ZINO*                      Director                                     President and Director
          RONALD T. SCHROEDER*                Director                                     None
          FRED E. BROWN*                      Director                                     Director Emeritus
          WILLIAM H. HAZEN*                   Director                                     None
          THOMAS G. MOLES*                    Director                                     None
          DAVID F. STEIN*                     Director                                     None
          STEPHEN J. HODGDON*                 President and Director                       None
          CHARLES W. KADLEC*                  Chief Investment Strategist                  None
          LAWRENCE P. VOGEL*                  Senior Vice President, Finance               Vice President
          ED LYNCH*                           Senior Vice President, Director              None
                                              of Marketing
          MARK R. GORDON*                     Senior Vice President, National              None
                                              Sales Manager
          GERALD I. CETRULO, III              Senior Vice President of Sales               None
          140 West Parkway
          Pompton Plains, NJ 07444
          BRADLEY W. LARSON                   Senior Vice President of Sales               None
          367 Bryan Drive
          Alamo, CA 94526
          MICHELLE L. MCCANN                  Vice President, Manager, Retirement          None
                                              Plans Marketing
          MICHAEL R. SANDERS                  Vice President, Product Manager              None
                                              Managed Money Services
          CHARLES L. VON BREITENBACH, II*     Vice President, Product Manager              None
                                              Managed Money Services
          ROBERT T. HAUSLER*                  Global Mutual Funds,                         None
                                              Product Management
          MARSHA E. JACOBY*                   Vice President, National Accounts            None
                                              Manager
          WILLIAM W. JOHNSON*                 Vice President, Order Desk                   None
          TRACY A. SALOMON*                   Vice President, Retirement                   None
                                              Marketing Manager
          HELEN SIMON*                        Vice President, Sales                        None
                                              Administration Manager
          J. BRERETON YOUNG*                  Vice President, Mutual Funds                 None
                                              Product Manager
          PETER J. CAMPAGNA                   Vice President, Regional Retirement          None
          1130 Green Meadow Court             Plans Manager
          Acworth, GA 30102
          CHARLES E. WENZEL                   Vice President, Regional Retirement          None
          703 Greenwood Road                  Plans Manager
          Wilmington, DE 19807

                                                                File No. 2-92487
                                                                        811-4078


PART C.   OTHER INFORMATION (continued)

                        Seligman Financial Services, Inc.
                             As of December 31, 1997

                 (1)                                   (2)                                          (3)
          Name and Principal                  Positions and Offices                        Positions and Offices
           Business Address                   with Underwriter                             with Registrant
           ----------------                   ----------------                             ---------------
          JAMES R. BESHER                     Regional Vice President                      None
          14000 Margaux Lane
          Town & Country, MO 63017
          RICHARD B. CALLAGHAN                Regional Vice President                      None
          7821 Dakota Lane
          Orland Park, IL 60462
          BRADFORD C. DAVIS                   Regional Vice President                      None
          255 4th Avenue, #2
          Kirkland, WA 98033
          CHRISTOPHER J. DERRY                Regional Vice President                      None
          2380 Mt. Lebanon Church Road
          Alvaton, KY 42122
          KENNETH DOUGHERTY                   Regional Vice President                      None
          8640 Finlarig Drive
          Dublin, OH 43017
          ANDREW DRALUCK                      Regional Vice President                      None
          4032 E. Williams Drive
          Phoenix, AZ 85024
          JONATHAN G. EVANS                   Senior Vice President of Sales               None
          222 Fairmont Way
          Ft. Lauderdale, FL 33326
          EDWARD S. FINOCCHIARO               Regional Vice President                      None
          120 Screenhouse Lane
          Duxbury, MA 02332
          MICHAEL C. FORGEA                   Regional Vice President                      None
          32 W. Anapamu Street # 186
          Santa Barbara, CA 93101
          DAVID L. GARDNER                    Regional Vice President                      None
          2504 Clublake Trail
          McKinney, TX 75070
          CARLA A. GOEHRING                   Regional Vice President                      None
          11426 Long Pine
          Houston, TX 77077
          MARK LIEN                           Regional Vice President                      None
          5904 Mimosa
          Sedalia, MO 65301
          JUDITH L. LYON                      Regional Vice President                      None
          163 Haynes Bridge Road, Ste 205
          Alpharetta, CA 30201
          DAVID L. MEYNCKE                    Regional Vice President                      None
          4718 Orange Grove Way
          Palm Harbor, FL 34684
          TIM O'CONNELL                       Regional Vice President                      None
          14872 Summerbreeze Way
          San Diego, CA 92128
          THOMAS PARNELL                      Regional Vice President                      None
          5250 Greystone Drive #107
          Inver Grove Heights, MN 55077
          JULIANA PERKINS                     Regional Vice President                      None
          2348 Adrian Street
          Newbury Park, CA 91320

                                                                File No. 2-92487
                                                                        811-4078


PART C.   OTHER INFORMATION (continued)

                        Seligman Financial Services, Inc.
                             As of December 31, 1997

                 (1)                                   (2)                                          (3)
          Name and Principal                  Positions and Offices                        Positions and Offices
           Business Address                   with Underwriter                             with Registrant
           ----------------                   ----------------                             ---------------
          DAVID K. PETZKE                     Regional Vice President                      None
          2714 Winding Trail Place
          Boulder, CO 80304
          NICHOLAS ROBERTS                    Regional Vice President                      None
          200 Broad Street, Apt. 2225
          Stamford, CT 06901
          DIANE H. SNOWDEN                    Regional Vice President                      None
          11 Thackery Lane
          Cherry Hill, NJ 08003
          BRUCE M. TUCKEY                     Senior Vice President of Sales               None
          41644 Chathman Drive
          Novi, MI 48375
          ANDREW S. VEASEY                    Senior Vice President of Sales               None
          14 Woodside
          Rumson, NJ 07760
          STEVE WILSON                        Regional Vice President                      None
          83 Kaydeross Park
          Saratoga Springs, NY 12866
          KELLI A. WIRTH-DUMSER               Regional Vice President                      None
          8618 Hornwood Court
          Charlotte, NC 28215
          FRANK J. NASTA*                     Secretary                                    Secretary
          AURELIA LACSAMANA*                  Treasurer                                    None
          JEFFREY S. DEAN*                    Assistant Vice President, Marketing          None
          SANDRA FLORIS*                      Assistant Vice President, Order Desk         None
          KEITH LANDRY*                       Assistant Vice President, Order Desk         None
          GAIL S. CUSHING*                    Assistant Vice President,                    None
                                              National Accounts Manager
          JOSEPH M. MCGILL*                   Assistant Vice President and                 None
                                              Compliance Officer
          JACK TALVY*                         Assistant Vice President, Internal           None
                                              Marketing Services Manager
          JOYCE PERESS*                       Assistant Secretary                          None

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, N Y 10017.

     (c)  Not Applicable

Item 30.

          Location of Accounts and Records

          (1)  Investors Fiduciary Trust Company
               801 Pennsylvania
               Kansas City, MO 64105 AND
          (2)  Seligman Data Corp.
               100 Park Avenue
               New York, NY 10017

Item 31. Management Services - Seligman Data Corp., the Registrant's shareholder service agent, has an agreement with First Data Investor Services Group ("FDISG") pursuant to which FDISG provides a data processing system for certain shareholder accounting and recordkeeping functions performed by Seligman Data Corp., which commenced in July 1990. For the fiscal years ended September 30, 1997, 1996 and 1995 the approximate cost of these services was $263,000, $198,600 and $64,500, respectively.

                                                                File No. 2-92487
                                                                        811-4078


Item 32. Undertakings - The Registrant undertakes: (1) if requested to do so by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940; and (2) to furnish to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                                                File No. 2-92487
                                                                        811-4078



                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 23 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 27th day of January, 1998.

                                  SELIGMAN FRONTIER FUND, INC.




                                  By: /s/ William C. Morris
                                      ---------------------
                                          William C. Morris, Chairman*


            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 23 to Registration Statement has been signed below by the following persons in the capacities indicated on January 27, 1998.

Signature                               Title
---------                               -----


/s/   William C. Morris                 Chairman of the Board (Principal
-----------------------                 executive officer) and Director
      William C. Morris*



/s/ Brian T. Zino                       President and Director
-----------------
    Brian T. Zino



/s/ Thomas G. Rose                      Treasurer (Principal financial
------------------                      and accounting officer)
     Thomas G. Rose



John R. Galvin, Director          )
Frank A. McPherson, Director      )
Alice S. Ilchman, Director        )
John E. Merow, Director           )     /s/   Brian T. Zino
                                        -------------------
Betsy S. Michel, Director         )           *Brian T. Zino, Attorney-in-fact
James C. Pitney, Director         )
James Q. Riordan, Director        )
Richard R. Schmaltz Director      )
Robert L. Shafer, Director        )
James N. Whitson, Director        )

                                                                File No. 2-92487
                                                                        811-4078

                          SELIGMAN FRONTIER FUND, INC.
                     Post-Effective Amendment No. 23 to the
                      Registration Statement on Form N-1A

                                 EXHIBIT INDEX

ITEM NO.                 DESCRIPTION
--------                 -----------
24(b)(11)                Consent of Independent Auditors

24(b)(17)                 Financial Data Schedules

Other Exhibits           Powers of Attorney